UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __ )

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☒    Definitive Proxy Statement
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☐    Soliciting Material under §240.14a-12

GLACIER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLACIER BANCORP, INC.
49 Commons Loop
Kalispell, Montana 59901
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to Be Held April 30, 2025
9:00 a.m. Mountain Time
To the Shareholders of Glacier Bancorp, Inc.:

    We cordially invite you to attend the 2025 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”), to be conducted on April 30, 2025, at 9:00 a.m. Mountain Time (the “Annual Meeting”) at The Hilton Garden Inn, 1840 Highway 93 South, Kalispell, Montana. The purpose of the Annual Meeting is to vote on the following proposals:

1.To elect ten directors to serve on the Company’s board of directors until the 2026 annual meeting of shareholders;

2.To approve the Glacier Bancorp, Inc. 2025 Stock Incentive Plan;

3.To vote on an advisory (non-binding) resolution to approve the compensation of the Company’s Named Executive Officers;

4.To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

5.To consider such other matters as may properly come before the meeting or any adjournments or postponements.

    If you were a shareholder of record or beneficial owner on February 26, 2025, you may vote on the proposals presented at the Annual Meeting. We encourage you to promptly vote by phone or via the Internet, or complete and return the enclosed proxy card or voting instruction form, to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you generally will be able to withdraw your proxy and vote your shares.

    Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy Statement. The directors, officers, and employees who serve you genuinely appreciate your continued interest and support as a shareholder in the affairs of the Company and in its growth and development.

March 14, 2025	BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ron J. Copher
Ron J. Copher, Secretary

                                                              YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Annual Meeting, please vote promptly by phone or via the Internet, or sign and date your proxy card or voting instruction form and return it in the enclosed postage prepaid envelope. You do not need to retain the proxy card or voting instruction form in order to be admitted to the Annual Meeting. If you attend the Annual Meeting, you may vote either in person or by proxy. You may revoke any proxy that you have given either in writing or in person at any time prior to the proxy’s exercise.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2025. A copy of this Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2024, which includes our Form 10-K, are available at www.proxyvote.com.

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GLACIER BANCORP, INC.
49 Commons Loop
Kalispell, Montana 59901
(406) 756-4200
PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2025: This Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2024, which includes our Form 10-K, are available at www.proxyvote.com.

In this Proxy Statement, the terms “we,” “us” and “our” refer to Glacier Bancorp, Inc.

INFORMATION ABOUT THE MEETING

    Meeting Information. This Proxy Statement and the accompanying proxy card or voting instruction form are being sent to shareholders on or about March 14, 2025, for use in connection with the 2025 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company” or “Glacier”), to be held on Wednesday, April 30, 2025, at 9:00 a.m. Mountain Time (the “Annual Meeting”) at The Hilton Garden Inn, 1840 Highway 93 South, Kalispell, Montana.

    Record Date. If you were a shareholder on February 26, 2025 (the “Record Date”), you are entitled to vote at the Annual Meeting. There were approximately 113,493,721 shares of our common stock outstanding on the Record Date.

    Quorum. The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence of a quorum.

    Voting Your Shares Now or at the Annual Meeting. To vote now, follow the instructions on your proxy card or voting instruction form. Please vote promptly via the Internet (www.proxyvote.com) or phone (1-800-690-6903) or by completing and mailing your proxy card or voting instruction form. You generally may vote your shares at the Annual Meeting if you attend in person.

    Revocation. Any proxy given by a shareholder of record or voting instructions given by a beneficial owner may be revoked before the proxy or voting instructions are exercised at the Annual Meeting by telephone, Internet or mail received prior to 11:59 p.m. Eastern Time on Tuesday, April 29, 2025, or by attending the Annual Meeting in person.

    Solicitation of Proxies. Our board of directors (“Board”) is soliciting shareholder proxies, and we will pay the associated costs. Solicitation may be made by our directors, officers and employees or by the directors, officers and employees of the divisions of our banking subsidiary, Glacier Bank (“Glacier Bank”), operating under the following names:

•Altabank (American Fork, Utah)	•First State Bank (Wheatland, WY)
•Bank of the San Juans (Durango, CO)	•Glacier Bank (Kalispell, MT)
•Citizens Community Bank (Pocatello, ID)	•Heritage Bank of Nevada (Reno, NV)
•Collegiate Peaks Bank (Buena Vista, CO)	•Mountain West Bank (Coeur d’Alene, ID)
•First Bank of Montana (Lewistown, MT)	•The Foothills Bank (Yuma, AZ)
•First Bank of Wyoming (Powell, WY)	•Valley Bank (Helena, MT)
•First Community Bank Utah (Layton, UT)	•Western Security Bank (Billings, MT)
•First Security Bank (Bozeman, MT)	•Wheatland Bank (Spokane, WA)
•First Security Bank of Missoula (Missoula, MT)

    We do not expect to engage an outside firm to provide proxy solicitation services. However, if we do, we will pay a fee for such services. Solicitation may be made through the mail or by telephone, facsimile, email, or in person.

Voting on Matters Presented

    Proposal No. 1 - Election of Directors. The ten director nominees who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast FOR or WITHHELD from each nominee. Broker non-votes will have no effect on the outcome of the election.
    As described in the section entitled “Corporate Governance – Majority Voting Policy,” the Company has adopted a Majority Voting Policy. Under the policy, as part of the nomination of directors, each of our director nominees is required to tender an irrevocable resignation as a director of the Company. The Company has such a letter on file from each director nominee. If any such director nominee receives more WITHHELD votes than FOR votes in an uncontested election of directors, his or her resignation will be considered by the Company’s Nominating/Corporate Governance Committee (the “Nominating/Governance Committee”) and the Board and may be accepted or rejected.
Proposal No. 2 - Approval of Glacier Bancorp, Inc. 2025 Stock Incentive Plan. A vote FOR this proposal by a majority of the shares voting on the proposal is required to approve the 2025 Stock Incentive Plan (the "2025 Equity Plan"). You may vote FOR, AGAINST, or ABSTAIN from approving the 2025 Equity Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 3 - Advisory (Non-Binding) Vote on Executive Compensation. A vote FOR this proposal by a majority of the shares voting on the proposal is required to approve the advisory (non-binding) resolution on the compensation of our officers named in the Summary Compensation Table below (the “Named Executive Officers”). You may vote FOR, AGAINST or ABSTAIN from approving the advisory (non-binding) resolution on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

    Proposal No. 4 - Ratification of Independent Registered Public Accounting Firm. The proposal to ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm (also referred to as “independent auditors”) for the fiscal year ending December 31, 2025, will be approved if a majority of the shares voting on the proposal are cast FOR the proposal. You may vote FOR, AGAINST or ABSTAIN from approving the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.
    Voting by Shareholders of Record and Beneficial Owners. A significant percentage of Glacier shareholders hold their shares through a broker, bank or other nominee rather than directly in their own names listed in the records maintained by the Company’s transfer agent. As summarized below, there are some differences between the two types of ownership.
    Shareholders of Record. If your shares are registered directly in your name with Glacier’s transfer agent, Equiniti Trust Company, LLC, you are considered the shareholder of record with respect to those shares, and you have the right to grant your voting proxy directly to Glacier. We have enclosed a proxy card for you to use. You also may vote in person at the Annual Meeting as described in the section entitled “Voting in Person at the Annual Meeting.”
Shares represented by properly executed proxies that are received prior to the deadline for submitting proxies and that are not revoked will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, the persons named in the proxy will vote the shares represented by the proxy (i) FOR the director nominees listed in this Proxy Statement, (ii) FOR the approval of the 2025 Equity Plan, (iii) FOR the advisory (non-binding) resolution to approve the compensation of our Named Executive Officers ("NEOs"), and (iv) FOR ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm.
    Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee (including shares held for your account in the Company’s Profit Sharing and 401(k) Plan (“401(k) Plan”)), you are considered the beneficial owner of the shares, and these proxy materials are being forwarded to you by your broker, other nominee, or the trustee for the 401(k) Plan. As the beneficial owner, you have the right to direct your broker, other nominee or the trustee on how to vote. You are being provided with a voting instruction form to use in directing how your shares are to be voted. Beneficial owners (other than participants in the 401(k) Plan) generally are also permitted to vote in person as described in the section entitled “Voting in Person at the Annual Meeting.”
    Under the rules of the New York Stock Exchange (the "NYSE") governing voting by brokers, brokers may vote on behalf of their customers without voting instructions or other customer authorization only on routine meeting proposals. Brokers cannot vote on behalf of beneficial owners on non-routine proposals (defined as “broker non-votes”) unless the beneficial owner provides voting instructions. Generally, broker non-votes occur with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.
    If your shares are held in a brokerage account and you do not submit voting instructions to your broker, your broker may vote your shares at this meeting only on the ratification of the appointment of the independent registered public accounting firm, which is a routine proposal under the NYSE’s rules. If no instructions are given with respect to the other three proposals, your broker cannot vote your shares on those proposals.

Voting in Person at the Annual Meeting

    You may vote your shares at the Annual Meeting even if you have previously submitted your vote (except for participants in the 401(k) Plan). If you choose to vote your shares in person at the Annual Meeting, please bring the enclosed proxy card or voting instruction form and proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    There were approximately 113,493,721 shares of common stock outstanding on the Record Date.

Principal Shareholders

    The following table includes information as of December 31, 2024, concerning the persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to us to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock on the Record Date.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	14,183,609 (2)	12.5%
Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	12,350,033 (3)	10.9%
Common Stock	State Street Corporation One Congress Street, Suite 1 Boston, MA 02114	5,697,032 (4)	5.0%

(1)Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, meaning the power to vote or to direct the voting of the shares, or (ii) investment power, meaning the power to dispose of or to direct the disposition of the shares.
(2)A Schedule 13G/A filed with the SEC on January 23, 2024, indicates that BlackRock, Inc. (“BlackRock”), had sole voting power over 13,930,091 shares and sole dispositive power over 14,183,609 shares of the Company’s common stock. The securities are beneficially owned by various BlackRock subsidiaries, including BlackRock Fund Advisors, which has beneficial ownership of more than 5% of the outstanding common stock. For purposes of the Exchange Act, BlackRock is deemed to be a beneficial owner of such shares.
(3)A Schedule 13G/A filed with the SEC on February 13, 2024, indicates that The Vanguard Group, Inc. (“Vanguard”) 192,663 shares of the Company’s common stock. The securities are beneficially owned by various Vanguard subsidiaries. For purposes of the Exchange Act, Vanguard is deemed to be a beneficial owner of such shares.
(4)A Schedule 13G filed with the SEC on February 4, 2025, indicates that State Street Corporation (“State Street”) had shared voting power over 766,614 shares, and shared dispositive power over 5,697,032 shares of the Company’s common stock. The securities are beneficially owned by various State Street subsidiaries. For purposes of the Exchange Act, State Street is deemed to be a beneficial owner of such shares.

Directors and Named Executive Officers

    The following table shows, as of February 26, 2025 (except as otherwise indicated below), the amount of Glacier common stock beneficially owned by (a) each director and director nominee of the Company, (b) the NEOs, and (c) all of Glacier’s directors, director nominees, and NEOs as a group. Beneficial ownership is a technical term broadly defined by the SEC. In general, beneficial ownership includes (i) securities over which a director or a NEO is deemed to have voting or investment power, either directly or indirectly, and (ii) stock options or other rights that are exercisable currently or become exercisable within 60 days of the date as of which the beneficial ownership was determined. Except as noted below, each holder has sole voting and investment power for all shares beneficially owned.

Name and Address** of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership of Common Stock as of February 26, 2025 (1)
Named Executive Officers
Randall M. Chesler	Director, President and Chief Executive Officer (“CEO”)	79,010	(2)	*
Ron J. Copher	Executive Vice President (“EVP”), Chief Financial Officer (“CFO”) and Secretary	109,662	(3)	*
Don J. Chery	EVP and Chief Administrative Officer (“CAO”)	51,539	(4) (5)	*
Ryan T. Screnar	EVP and CAO	8,026	(6)	*
Lee K. Groom	EVP and Chief Experience Officer ("CXO")	7,967		*
Directors
David C. Boyles	Director	32,646	(7)	*
Robert A. Cashell, Jr.	Director	132,881		*
Sherry L. Cladouhos	Director	25,130	(8)	*
Jesus T. Espinoza	Director	4,135		*
Annie M. Goodwin	Director	16,282	(9)	*
Kristen L. Heck	Director	9,772		*
Michael B. Hormaechea	Director	5,796		*
Craig A. Langel	Director, Chair of the Company and Glacier Bank	95,088	(10)	*
Douglas J. McBride	Director	18,495		*
Beth Noymer Levine	Director	1,205		*
Executive officers and directors as a group (15 individuals)		597,634		*

*    Represents less than 1% of outstanding common stock.
**    The business address for each beneficial owner is 49 Commons Loop, Kalispell, Montana 59901.
(1)The numbers and percentages shown are based on the number of shares of Glacier common stock deemed beneficially owned under applicable regulations.
(2)Includes 4,985 shares held for Mr. Chesler’s account in the 401(k) Plan.
(3)Includes 31,149 shares held for Mr. Copher’s account in the 401(k) Plan.
(4)Amounts reflect beneficial ownership as of February 7, 2025, the date of Mr. Chery's retirement.
(5)All shares are held jointly with Mr. Chery’s spouse.
(6)Includes 2,799 shares held for Mr. Screnar's account in the 401(k) Plan.
(7)Includes 29,346 shares held jointly with Mr. Boyles’ spouse.
(8)Includes 24,245 shares held jointly with Ms. Cladouhos’ spouse; and 885 shares held as custodian for immediate family members pursuant to the Uniform Transfers to Minors Act.
(9)Includes 5,295 shares held in Ms. Goodwin's IRA account
(10)Includes 94,971 shares held directly by Mr. Langel and 117 shares owned by Mr. Langel’s spouse.

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of their ownership of Glacier’s common stock to the SEC. Based solely on a review of the filings made with the SEC and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements that apply to our directors and executive officers were complied with for the fiscal year ended December 31, 2024.

TRANSACTIONS WITH MANAGEMENT

Certain Transactions

Transactions between Glacier or its affiliates and related persons (including directors and executive officers of Glacier or their immediate family members) generally must be approved by the Audit Committee (or a comparable committee of independent disinterested directors), in accordance with the Related Person Transactions Policy adopted by the Board. Under the policy, a transaction between Glacier or Glacier Bank and a “related person” will be consummated only if (i) the designated committee, or a majority of the disinterested independent members of the Board, approves or ratifies such transaction in accordance with the guidelines set forth in the policy and (ii) the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.

During 2024, certain directors and executive officers (and their associates) of Glacier and Glacier Bank were customers of one or more of our bank divisions, and it is anticipated that such individuals will continue to be customers in the future. All transactions between Glacier Bank and such executive officers and directors (and their associates) were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the bank, and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features.

SHAREHOLDER ENGAGEMENT

Discussions with Our Shareholders

The Company greatly values input from its shareholders regarding corporate governance, compensation and other important matters related to the Company and its operations. Throughout 2023 and 2024, management and our board of directors continued to maintain open lines of communication with significant shareholders. Any feedback received by management is reported to the Board and is taken into consideration with respect to ongoing oversight and decision-making activities. The Company and our directors welcome feedback from shareholders and potential investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

In accordance with the Company’s Restated Articles of Incorporation (the "Restated Articles") and amended and restated Bylaws (the “Bylaws”), the Board has set the number of directors for election to the Board at the 2025 Annual Meeting at ten and has nominated the ten persons identified below in the section entitled “Director Nominees” for election at the Annual Meeting. If you elect the nominees presented, they will hold office until the election of their successors at the annual meeting in 2026 or until their earlier resignation.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the proxies may be voted for the election of such substitute nominee(s) as may be designated by the Board.

At the close of the Annual Meeting, Sherry Cladouhos, who has been a director of the Company since 2010 and currently serves as a member of each Board committee as well as Chair of the Compensation and Human Capital Committee, will be leaving the Board. The Board extends its thanks to Sherry for her service to the Company and Glacier Bank and for her leadership over many years of exceptional service.

Director Nominees

Name	Age(1)	Gender	Director Since	Independent?	Committee Memberships(2)
David C. Boyles (3)	74	M	2018	Yes	A (Chair), CP, N/G, RO
Robert A. Cashell, Jr.	59	M	2021	Yes	A, CP, N/G, RO
Randall M. Chesler (4)	66	M	2016	No
Jesus T. Espinoza	77	M	2022	Yes	A, CP, N/G, RO
Annie M. Goodwin	66	F	2012	Yes	A, CP, N/G, RO (Chair)
Kristen L. Heck	56	F	2021	Yes	A, CP, N/G, RO
Michael B. Hormaechea	53	M	2021	Yes	A, CP, N/G, RO
Craig A. Langel (3),(5)	74	M	2005	Yes	A, CP, N/G, RO
Douglas J. McBride	72	M	2006	Yes	A, CP, N/G (Chair), RO
Beth Noymer Levine(6)	64	F	2025	Yes	A, CP, N/G, RO

(1)Age at February 25, 2025.
(2)Audit Committee = A; Compensation and Human Capital Committee = CP; Nominating/Governance Committee = N/G; Risk Oversight Committee = RO
(3)Designated by our Board as an “audit committee financial expert” as defined by SEC rules.
(4)Mr. Chesler serves as President and CEO.
(5)Mr. Langel serves as Chair of the Board.
(6)Ms. Noymer Levine was appointed to the Board effective January 1, 2025.

Under the Restated Articles, the number of directors is determined from time to time by a vote of the majority of the Board and may be no fewer than seven and no more than seventeen. Our Board has set the number of directors on the Board at ten, effective as of the close of the Annual Meeting, and the Nominating/Governance Committee has identified the ten director nominees set forth above.

Information regarding each of the nominees is provided below, including each nominee’s name, principal occupation, and public company directorships during the past five years. All of the nominees are currently directors of both Glacier and Glacier Bank. Information regarding the amount and nature of each nominee’s ownership of Glacier common stock is provided in the section entitled “Voting Securities and Principal Holders Thereof.”

David C. Boyles Mr. Boyles is a banker with over four decades of commercial banking experience. He served as President and Chair of the Board of Columbine Capital Corp., and its subsidiary Collegiate Peaks Bank (“Columbine”) from 2006 until January 2018, when Columbine was acquired by Glacier. Mr. Boyles also served as Chair of the Audit Committee of Columbine. Prior to joining Columbine, Mr. Boyles served for 22 years as President and CEO and Chair of Guaranty Bank and Trust Company. Mr. Boyles is a founding Trustee of the Rose Community Foundation in Denver, Colorado, where he served for ten years and then continued as a member of its Investment Committee for six years. He served on the board of directors of Rose Hospital for 40 years, and has been on the boards of directors of Winter Park Ski Area and Boy Scouts of America, as well as a trustee of HealthONE. Mr. Boyles also served as the Tenth Federal Reserve District representative to the Federal Reserve Advisory Council from 2006 to 2008. Mr. Boyles currently serves on the Board of Collegiate Peaks Bank, division of Glacier Bank. Mr. Boyles completed his undergraduate studies at the University of Colorado-Boulder, where he earned a Bachelor of Arts degree in Chemistry and a Bachelor of Science degree in Business-Finance. Mr. Boyles brings to the Board his extensive banking and regulatory knowledge.

Robert A. Cashell, Jr. Mr. Cashell, Jr., is the owner and President of Robert Parker, Inc., which operates the Winners Inn Casino, Pete’s Gambling Hall, Sundance Casino, and the Topaz Lodge. Since 1995, Mr. Cashell, Jr., has also served as the owner and President of Alamo Gaming Holdings, LLC, which owns and operates five casinos in Nevada travel centers under the brand name Alamo Casino. Mr. Cashell, Jr., is also the President and shareholder of Winners Gaming, Inc., a slot route company operating in over 55 taverns and convenience store locations in Nevada. Mr. Cashell, Jr. has over 35 years of experience in hospitality, tourism, recreation, and gaming, and has served on several community boards and trade associations. He is also a director of Red Rock

Resorts, Inc., a Nasdaq-listed company, and serves as Chair of its Corporate Governance Committee and a member of its Audit and Compensation and Human Capital Committees. He was a member of the Board of Managers of Station Casinos LLC, a company with securities registered pursuant to Section 12(g) of the Exchange Act, from 2011 until 2017. Mr. Cashell, Jr., previously served as the Chair of the Board and a member of the loan and audit committees of Heritage Bancorp and Heritage Bank of Nevada until Heritage Bank was acquired by the Company in 2020, and he currently serves as Chair of Heritage Bank, division of Glacier Bank. He earned a Bachelor of Arts at Pepperdine University. Mr. Cashell, Jr. brings extensive experience in governmental relations, business management and operations, and executive-level leadership to the Board.

Randall M. Chesler Beginning January 1, 2017, Mr. Chesler has served as President and CEO of Glacier and Glacier Bank. From August 1, 2015 to December 31, 2016, Mr. Chesler served as President of Glacier Bank. Mr. Chesler has more than 35 years of experience in the financial services industry; prior to joining Glacier and Glacier Bank, he served as President of CIT Bank, the Salt Lake City-based banking subsidiary of CIT Group. During his ten years with CIT, Mr. Chesler held progressive leadership positions, including President of Small Business Lending and President of Consumer Finance. Prior to CIT, Mr. Chesler held leadership positions with Size Technologies, Associates First Capital, Visa and Citibank. Mr. Chesler brings broad experience in a variety of aspects of financial services and technology industries, as well as proven leadership skills.

Jesus T. Espinoza Mr. Espinoza is a prominent architect of Latino community and business development policy and programs, with over 45 years of community development experience that spans the public, private and non-profit spectrum. Mr. Espinoza is the President and CEO of Espinoza Community Development LLC, a company dedicated to private community development, and is the co-founder and former President and CEO of Raza Development Fund, the largest Latino Community Development Financial Institution in the United States. He also currently serves as a director for The Foothills Bank, division of Glacier Bank. Mr. Espinoza has extensive experience in executive-level leadership, corporate management, consultation, asset management and community, business and real estate development.

Annie M. Goodwin Ms. Goodwin is an attorney in Helena, Montana, and is the principal of the Goodwin Law Office, P.L.L.C. She maintains a general practice of law including trusts/estate planning, business, nonprofit organizations, and regulatory law. Ms. Goodwin served as Montana’s Commissioner of Banking and Financial Institutions from 2001 to 2010, as Chief Legal Counsel of the Montana Banking and Financial Institutions Division and Department of Commerce from 1988 to 2001, and worked in private practice prior to that time. She has been invited to speak at Bank Director Audit/Risk and the Montana Independent Bankers Association conferences. She was appointed to the Commission on Character and Fitness of Attorney Admissions to the State Bar of the Montana Supreme Court, where she has served as Chair since 1988. She is active in the State Bar of Montana. Ms. Goodwin earned her Bachelor of Science degree in nursing from Carroll College and worked as a registered nurse before going on to earn her Juris Doctor degree from the University of Montana Law School. She continued her legal education at Hastings College of Law, George Mason University of Law in the Banking Law Section, and completed the FDIC Bank Examination School for Attorneys. Ms. Goodwin brings to the Board her legal expertise and knowledge gained in her role as Commissioner where she had regulatory oversight over the financial institutions in Montana.

Kristen L. Heck Ms. Heck is the owner and Chief Executive Officer of Alternative Staffing Corporation doing business as LC Staffing Service, a Certified Woman Owned Small Business and a Certified Disadvantaged Business Enterprise. She is also the founder and owner of Loyal Care LP, an independent in-home care assistance service. Ms. Heck has over 30 years of leadership in the talent acquisition and staffing industry and over 12 years of experience leading and growing businesses. Ms. Heck is a director of Timber Products Manufacturers Association (in association with TPM MEWA Trust) and also serves as a director of Industrial Staffing Captive and Stillwater Christian School. She currently serves as a director of Glacier Bank, division of Glacier Bank. Ms. Heck brings to the Board 16 years of experience as a bank director, extensive experience in human capital management and diversity, entrepreneurial and executive expertise, and knowledge of business management and operations, risk assessment and financial reporting.

Michael B. Hormaechea Mr. Hormaechea is the manager of Hormaechea Development LLC and has over 25 years of leadership in the real estate development industry for residential, commercial resort and mixed-use projects. He currently serves as Chair of Mountain West Bank, division of Glacier Bank. Mr. Hormaechea earned a Bachelor’s degree in Business Administration at the University of San Diego and brings extensive experience in real estate development, construction management, finance, sales, marketing, executive-level leadership, corporate management, operations, strategic planning and business development.

Craig A. Langel Mr. Langel has served the accounting profession for over 40 years and was a Certified Public Accountant (“CPA”) accredited in Business Valuation and a Certified Valuation Analyst. He was an officer and shareholder of Langel & Associates, P.C., providing consulting and tax services throughout the United States. In addition, Mr. Langel is the owner and President of CLC Restaurants, Inc., which owns and operates Taco Bell and KFC restaurants in Montana, Idaho, and Washington, and he is a part owner of Mustard Seed Restaurants. Mr. Langel previously served as a director of Glacier’s former subsidiary First Security Bank of Missoula from 1984 to 2005 and from February 2009 until the consolidation of Glacier’s bank subsidiaries in 2012. Mr. Langel received his education at Montana State University, graduating with a Bachelor of Science degree in accounting. With a career as a CPA for over 40 years, Mr. Langel brings extensive financial acumen to the Board, as well as his experience as a business owner and executive.

Douglas J. McBride Dr. McBride has been an optometrist in Billings for over 30 years. He is a former President of the Montana State Board of Examiners for Optometry, of which he has been a member since 1993, and a past President of the Montana Optometric Association. Dr. McBride is also the former Chair of the Advisory Board for TLC Laser Eye Center in Billings and is the former administrator for the State of Montana for Vision Source, an optometric franchise. Dr. McBride currently serves as a director of Western Security Bank, division of Glacier Bank. Dr. McBride earned his Bachelor of Arts degree at Linfield College and his Doctor of Optometry degree at the Illinois College of Optometry. Dr. McBride’s expertise in the healthcare community is valuable to the Board and allows him to provide insight into the Company’s healthcare and medical benefit issues, as well as the healthcare industry in general.

Beth Noymer Levine Ms. Noymer Levine is the founder and Principal of SmartMouth Communications, a consulting firm established in 2005 that is focused on helping individuals and organizations communicate effectively. She is also a successful author and frequent speaker on a variety of topics related to effective public communications, media relations, and personal and corporate presentations. Prior to entering the communications consulting business, Ms. Noymer Levine worked for a consulting firm providing investor and public relations and media strategies. She also served as Executive Vice President, Corporate Public Relations, for NationsBank prior to its merger with Bank of America. Ms. Noymer Levine currently serves on the Board of First Community Bank, division of Glacier Bank. Ms. Noymer Levine brings to the Board extensive experience in executive-level communications, leadership and leadership coaching, media relations, and corporate and management development, in addition to the skills she has acquired as a founder, owner and operator of a successful business.

Of the above directors, three self-identify as female, six self-identify as male, one self-identifies as Hispanic, and one self-identifies as Hispanic and white.

    The Board unanimously recommends a vote FOR the election of each of the nominees to the Board.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Policies

The Board is committed to good business practices, transparency in financial reporting, and high standards of corporate governance. Glacier operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. The Board periodically reviews our governance policies and practices against those suggested by various groups or authorities active in corporate governance and the practices of other companies, as well as the requirements of the related SEC rules and listing standards of the NYSE.

Our Governance Documents and Policies

You can access the following corporate governance documents of the Company by visiting the Company’s website at www.glacierbancorp.com and clicking on “Governance Documents” or by writing to Corporate Secretary, 49 Commons Loop, Kalispell, Montana 59901:

•Nominating/Corporate Governance Committee Charter
•Compensation and Human Capital Committee Charter
•Audit Committee Charter
•Credit Risk Management Committee Charter
•Risk Oversight Committee Charter
•Director Code of Ethics Policy
•Code of Ethics for Senior Financial Officers
•Code of Business Conduct & Ethics
•Corporate Governance Policy
•Clawback Policy
•Anti-Hedging Policy
•Anti-Pledging and Margin Account Policy
•Majority Voting Policy
•Director and Executive Officer Stock Ownership and Retention Guidelines Policy
•Community and Social Responsibility Report

Codes of Ethics

The Board has adopted a Director Code of Ethics Policy, as well as a Code of Ethics for Senior Financial Officers that applies to the Company’s president, chief executive officer, chief financial officer, chief administrative officer, chief accounting officer, treasurer, and any persons performing similar functions. The Company also has a Code of Business Conduct and Ethics that governs its employees.

Corporate Governance Policy
The Board has adopted a Corporate Governance Policy to facilitate the effective oversight of the Company’s management and strategic objectives for the benefit of our shareholders. The Corporate Governance Policy sets forth the independence and other qualification standards for directors, including with regard to diversity of backgrounds, skills and other attributes, adherence to the highest financial standards, and ownership of our shares. The policy outlines the responsibilities of directors regarding, among other matters, attendance at meetings and the exercise of diligence and sound, independent judgment while acting in good faith and in a manner the director reasonably believes to be in the best interests of the Company. The Corporate Governance Policy also addresses the Board’s oversight of the Company’s strategic objectives, financial budgets, corporate policies, executive succession planning, and the effectiveness of management and management’s accountability for achieving Company results. The policy assures the Board’s access to management and independent advisors and outlines principles for director compensation.

As required under our Corporate Governance Policy, members of the Board conduct a self-evaluation at least annually under the oversight of the Nominating/Governance Committee to determine whether the Board and each of its committees are functioning effectively. The results of the evaluation also inform the Committee’s recommendations for Board candidates. The Nominating/Governance Committee will make recommendations to the Board based on the annual evaluation outcomes.
See the subheading “Nominating/Corporate Governance Committee” below for a discussion of recent actions.

    Clawback Policy

The Board has adopted a Clawback Policy providing for the recovery of incentive compensation in specified circumstances. Under the Clawback Policy, if Glacier is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company will seek to recover compensation from any current or former executive officer who received incentive compensation based wholly or in part upon the attainment of a financial reporting measure during the three-year period preceding the date of the restatement, in excess of what would have been paid to the executive under the accounting restatement.

Anti-Hedging Policy

The Board has adopted an Anti-Hedging Policy that prohibits our directors, officers and employees and their designees from engaging in a “hedging transaction,” which is generally a transaction that would have the economic effect of establishing a downside price protection in connection with Glacier common stock owned by such person, whether by purchasing or selling a security or derivative security, or otherwise. This type of transaction may create the appearance that the person’s interests are not aligned with those of our shareholders generally, to the extent that it is designed to hedge or offset any decrease in the market value of Glacier common stock, some or all of which may have been granted to our directors, officers and employees as part of their compensation.

Anti-Pledging and Margin Account Policy

The Board has adopted an Anti-Pledging and Margin Account Policy that prohibits our directors and executive officers from pledging Glacier common stock as collateral or from holding Glacier common stock in a margin account.

    See the subheading “Majority Voting Policy” below for a discussion of that policy.

Stock Ownership and Retention Guidelines Policy

The Board has adopted a Director and Executive Officer Stock Ownership and Retention Guidelines Policy (the “Stock Ownership Policy”) for its directors and executive officers which is intended to help closely align the financial interests of such persons with those of Glacier’s shareholders. Within five years after appointment or election to the Board, each director is expected to acquire and retain shares of Glacier common stock having a market value of at least five times his or her annual cash retainer, exclusive of committee fees. All directors have met the guideline or are on track to meet the guideline within the required timeframe.

Executive officers who are required to file reports pursuant to Section 16 of the Exchange Act are similarly expected, within five years of appointment or within three years of an increase in base salary, to acquire and retain Glacier shares having a specified market value. The CEO is expected to own shares having a market value equal to at least six times his or her annual base salary, and each other executive officer is expected to own shares having a market value equal to at least four times his or her annual base salary. Each of our executive officers has met the guideline or is on track to meet the guideline within the required timeframe.

The Stock Ownership Policy permits the inclusion of unvested restricted stock units (“RSUs”) when calculating a director or executive officer's level of share ownership. Unless a director or executive officer has achieved the applicable guideline level of share ownership, he or she is required to retain an amount equal to 50% of the net shares received as a result of the exercise, vesting or payment of any Glacier equity awards granted to him or her. Other members of senior management who are eligible to receive equity-based awards are also subject to stock retention guidelines, which include the same requirement to retain 50% of all net shares received if the requirements under the applicable guidelines are not met.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and other dispositions of our securities, applicable to our directors, officers, employees, and other covered persons. The Company believes that its insider trading policy is reasonably designed to promote compliance by the Company and persons covered by the policy with insider trading laws, rules and regulations, as well as NYSE listing standards applicable to the Company. A copy of the Company's insider trading policy is filed as Exhibit 19 to the Company's Form 10-K for the year ended December 31, 2024.

Board Leadership Structure

The Board is committed to maintaining an independent Board. To that end, it has been our practice to separate the duties of Chair and CEO. At this time, the Board believes that the separation of duties of Chair and CEO eliminates any inherent conflict of interest that may arise when the roles are combined and that a non-employee director who is not serving as an executive officer of Glacier can best provide the necessary leadership and objectivity required as Chair.

Director Qualifications

The Board believes that it is necessary for each of our directors to possess many qualities and skills. All of our directors bring to our Board a wealth of leadership experience derived from their extensive board service and their service in a variety of professional and executive positions, as follows:

Director Nominee	Banking Industry	Audit / Accounting / Finance	Business Operations	Legal / Regulatory	Risk Management	Executive Leadership	Human Capital / Diversity
Annie M.Goodwin	●			●	●	●	●
Craig A. Langel	●	●	●	●	●	●	●
David C. Boyles	●	●	●	●	●	●
Douglas J. McBride	●		●			●	●
Kristen L. Heck	●	●	●		●	●	●
Michael B. Hormaechea	●	●	●			●
Randall M. Chesler	●	●	●	●	●	●	●
Robert A Cashell Jr	●	●	●		●	●	●
Jesus T. Espinoza	●		●		●	●	●
Beth Noymer Levine	●		●			●	●
As outlined in our Corporate Governance Policy and its charter, the Nominating/Governance Committee is responsible for, among other duties, monitoring Board composition and the oversight and nomination process for director nominees. To this end, the Nominating/Governance Committee annually reviews the experience, qualifications, attributes and skills of each director and nominee as part of its evaluation as to whether or not the nominees are the right individuals to serve on Glacier’s Board and help Glacier successfully meet its long-term strategic plans. Because each director must be re-elected at each annual meeting, the Nominating/Governance Committee has a yearly opportunity to assess these factors and, if appropriate, determine not to re-nominate any director. A more detailed discussion regarding the considerations given by the Nominating/Governance Committee when considering director nominees is set forth below in the section entitled “Nominating/Corporate Governance Committee.”

Majority Voting Policy

The Company has adopted the Majority Voting Policy under which each director nominee is required to tender an irrevocable resignation as a director of the Company. The Company has such a letter on file from each 2025 director nominee. If any such nominee receives more WITHHELD votes than FOR votes in an uncontested election of directors, his or her resignation will be considered by our Nominating/Governance Committee and our Board.

We believe that the Majority Voting Policy enhances our accountability to shareholders by formalizing the consequences of a “majority withhold” vote and demonstrating our responsiveness to director election results, while at the same time protecting the long-term interests of the Company and its shareholders.

An “uncontested election” is generally an election in which the number of nominees for election does not exceed the number of Board positions to be filled. In a contested election, the Majority Voting Policy will not apply, and the nominees will be elected by plurality voting.

The Nominating/Governance Committee will consider any director resignation tendered under the policy and recommend to the Board the action to be taken with respect to such resignation. The Nominating/Governance

Committee may recommend that the resignation be accepted or to defer acceptance until a qualified replacement director is identified and elected to the Board. The Nominating/Governance Committee may also recommend that the resignation be rejected, either: (i) unconditionally; (ii) by addressing what the Nominating/Governance Committee believes to be the underlying reasons for the failure of the director to receive more FOR votes than WITHHELD votes; or (iii) by resolving that the director will not be re-nominated for election in the future.

In considering a tendered resignation, the Nominating/Governance Committee is authorized to consider all factors it deems relevant to the best interests of the Company and its shareholders. The policy contains a non-exclusive list of the factors that may be considered in any particular circumstance.

The Board (excluding the director whose resignation is being considered) will act on the recommendations of the Nominating/Governance Committee no later than 90 days following certification of the shareholder vote. The Board is authorized to consider information and factors which led to the nomination of the director by the Nominating/Governance Committee and any additional factors the Board deems relevant to the best interests of the Company and its shareholders. Following the Board’s decision, the Company will promptly publicly announce such decision, provide an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Director Independence

With the assistance of legal counsel to the Company, the Nominating/Governance Committee has reviewed the applicable legal standards for Board and Board committee member independence. The Nominating/Governance Committee has also reviewed the answers to annual questionnaires completed by each of the directors, which identify any potential director-affiliated transactions.

The Board then analyzed the independence of each director other than our CEO and determined whether they met the standards regarding independence described in our Corporate Governance Policy, including those required by applicable law, regulation and listing standards of the NYSE. The Board determined whether or not each such director is free of relationships that would interfere with the individual exercise of independent judgment. In determining the independence of each such director, the Board considered many factors, including loans to directors and any entities controlled by a director. Each such loan was made on the same terms as comparable transactions made with persons not related to Glacier, Glacier Bank, or our bank divisions. Such arrangements are discussed under the section entitled “Transactions with Management.”

Based on the standards described above, the Board determined that each of the directors listed in the table below is independent but that Randall M. Chesler, Glacier’s President and CEO, is not independent.

•David C. Boyles	•Robert A. Cashell, Jr.
•Sherry L. Cladouhos	•Jesus T. Espinoza
•Annie M. Goodwin	•Kristen L. Heck
•Michael B. Hormaechea	•Craig A. Langel
•Douglas J. McBride	•Beth Noymer Levine
Shareholder Communications with the Board of Directors

As described in our Corporate Governance Policy, the Company and the Board welcome communications from shareholders and other interested parties. Communications may be made by writing to the Chair of the Board, c/o Corporate Secretary, Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901. A copy of any such written communication will also be sent to our CEO. If the Chair and the CEO determine that such communications are relevant to and consistent with Glacier’s operations and policies, such communications will be forwarded to the entire Board for review and consideration.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board held 12 meetings, 2 of which were special meetings, during the fiscal year ended December 31, 2024. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served during the period. We encourage but do not require our directors to attend our annual meetings of shareholders. Last year, nine of the ten directors then in office attended the annual meeting.

Board Authority for Risk Oversight

The Board has the ultimate authority and responsibility for overseeing risk management at Glacier. Some aspects of risk oversight are fulfilled at the full Board level. For example, the Board regularly receives reports from management on risk components that impact the operations and reputation of the Company. The Board delegates other aspects of its risk oversight function to certain of its committees.

The Audit Committee oversees financial, accounting and internal control risk management, and legal and regulatory compliance. The director of the Company’s internal audit function reports directly to the Audit Committee. The executive officers regularly report directly to the entire Board and to appropriate Board committees with respect to the risks they are responsible for managing.

The Compensation and Human Capital Committee oversees the management of risks that may be posed by the Company’s compensation practices and programs. As part of this process, the Compensation and Human Capital Committee is responsible for analyzing the compensation policies and practices for the NEOs, as well as all employees. In its review of these policies and practices, the Compensation and Human Capital Committee has determined that the current policies and practices do not create or encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company. To further mitigate risks, the Board has also adopted a Clawback Policy for the recovery of incentive payments to executive officers in certain circumstances.

The Risk Oversight Committee oversees the enterprise risk management practices of the Company regarding the identification, measurement, monitoring, and control of the Company’s principal business risks related to strategy, credit, the market and interest rates, liquidity, operations, cybersecurity, reputation, and safety and soundness laws and regulations. It also promotes accountability within the Company through the Three Lines model.

During 2024, Glacier's independent directors met in executive sessions at board and committee meetings five times.

Committees and Committee Membership

Throughout this Proxy Statement, we refer to all four of the committees established by the Board. All of the independent directors were members of all four committees throughout 2024, except Beth Noymer Levine was appointed as a member of each committee effective January 1, 2025. Mr. Chesler was not considered an independent director in 2024, so he did not serve as a member of any of the Board committees.

The Board reviews on an annual basis the committee charters established for the operation of each Board committee and considers changes recommended by the Nominating/Governance Committee.

Audit Committee. Each Audit Committee member is considered independent as defined by NYSE listing standards and applicable SEC rules. As part of its periodic review of Audit Committee matters, the Audit Committee has received updates on the relevant requirements of applicable SEC rules and the corporate governance listing standards of NYSE. The Audit Committee held 10 meetings in 2024.

The Audit Committee is responsible for the oversight of the quality and integrity of Glacier’s financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors, and other significant financial matters, and reports any issues to the Board. In discharging its duties, the Audit Committee is expected to, among other authority and responsibilities:

•have the sole authority to select, compensate, oversee, and evaluate the independent auditors;

•review and approve the engagement and related fees of the Company’s independent auditors to perform audit and non-audit services;

•review and discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including disclosures regarding management's analysis of the Company's financial results and condition;

•oversee the Company's internal audit function and review and discuss with management and the independent auditor, as appropriate, the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures;

•meet separately with the Company’s internal audit department, independent auditors, and management;

•review the Company's financial reports and disclosures submitted to bank regulatory authorities;

•review significant issues and judgments regarding accounting principles, financial statement presentation and reporting, and the adequacy of the Company's internal control over financial reporting;

•discuss the Company's major financial risk exposure and its practices, guidelines, policies and processes for risk assessment and risk management;

•maintain procedures for the receipt, retention and treatment of complaints regarding financial and accounting matters;

•review and approve all related person transactions within the scope of Item 404 of SEC Regulation S-K; and

•have the authority to retain such outside counsel, experts, and other advisors as the Audit Committee may deem appropriate in its sole discretion, and to determine related fees and retention terms.
    Compensation and Human Capital Committee. Each Compensation and Human Capital Committee member is considered independent as defined by NYSE listing standards and applicable SEC rules. The Compensation and Human Capital Committee held 8 meetings in 2024. The Compensation and Human Capital Committee reviews the performance of the Company’s CEO and other key employees and determines, approves, and reports to the Board on the elements of their compensation and long-term equity-based incentives. In determining the CEO’s compensation, the Compensation and Human Capital Committee establishes corporate goals and objectives for the CEO's performance and evaluates his performance in light of those goals and objectives, and determines the CEO's compensation based on this evaluation. A complete description of the executive compensation process applicable to 2024 is described under the section entitled “Compensation Discussion and Analysis.”

    In addition, among other authority and responsibilities, the Compensation and Human Capital Committee:
•reviews and monitors the relationship among risk, risk management and compensation in light of the Company’s objectives and applicable regulatory guidance;

•reviews and monitors the development, implementation, and effectiveness of policies and strategies related to human capital management, including culture, recruitment, talent development and diversity, equity and inclusion;

•has the sole discretion to retain or obtain the advice of any advisor, including but not limited to compensation consultants and outside legal counsel, after taking into consideration certain independence factors as specified in the charter;

•recommends, if appropriate, new employee benefit plans to the Board;

•reviews the effectiveness of all employee benefit offerings;

•makes determinations in connection with compensation matters as may be necessary or advisable;

•recommends, if appropriate, revisions to the compensation and benefit arrangements for directors and executive officers; and

•determines the amounts of reasonable compensation to be paid to each compensation consultant, independent legal counsel, and any other adviser retained by the Committee.

Nominating/Corporate Governance Committee. Each Nominating/Governance Committee member is considered independent as defined by the NYSE listing standards. The Nominating/Governance Committee is responsible for performing an annual evaluation of the Board’s composition and size and the overall effectiveness of the Board and nominating a slate of directors for election at the Company’s annual meeting, as well as recommending to the Board individuals to fill vacant positions.

The Nominating/Governance Committee is also responsible for:

•assisting in the development of appropriate management succession plans;

•making recommendations to the Board regarding Board committee structure and appointments and changes to Board committee charters;
•developing and supervising the administration of corporate governance principles applicable to the Company, Glacier Bank, and our bank divisions in furtherance of emerging standards and best practices and the needs of the Company and its shareholders, including the Company’s Corporate Governance Policy, codes of ethics governing employees, officers and directors, and insider trading policies and procedures;
•overseeing the Company’s efforts in establishing and maintaining high standards for corporate social responsibility; and

•making such recommendations to the full Board regarding other governance issues affecting the Company as the Nominating/Governance Committee considers appropriate.

The Nominating/Governance Committee also oversees the Company’s response to social, environmental, and governance issues, including its human capital management strategy. The Nominating/Governance Committee held seven meetings in 2024.

The Nominating/Governance Committee will consider nominees recommended by shareholders if the recommendations are made in accordance with the procedures described in this Proxy Statement under the section entitled “2026 Shareholder Proposals and Director Nominations.”

The Nominating/Governance Committee is responsible for monitoring Board composition, including identifying individuals qualified to become Board members and determining methodologies for finding the best possible candidates with regard to experience and diversity. The Nominating/Governance Committee is authorized to establish guidelines for the qualification, evaluation and selection of new directors to serve on the Board. Diversity of backgrounds and experiences are among the factors that the Nominating/Governance Committee considers when evaluating Board composition. The Nominating/Governance Committee and the Board value a diversity of backgrounds, viewpoints, professional experience and skills among its directors.

The current Nominating/Governance Committee Charter does not list specific qualifications for Nominating/Governance Committee-recommended nominees; rather, the Nominating/Governance Committee evaluates each nominee on a case-by-case basis, including assessment of each nominee’s professional qualifications and experience, special skills, gender, ethnic background and other demographics, and how these complement the Board’s current composition and skills. These considerations are also included in our Corporate Governance Policy. In deciding whether or not to recommend incumbent directors for re-nomination, the Nominating/Governance Committee evaluates the evolving needs of the Company and assesses the effectiveness and contributions of its existing directors.

In 2024, our Nominating/Governance Committee conducted a survey of the Board’s performance, as required by our Corporate Governance Policy and the listing requirements of the NYSE. Each director completed a self-evaluation and a comprehensive questionnaire regarding the composition, performance, initiative, and overall effectiveness of the Board. The annual evaluation also assessed the characteristics, diversity, qualifications, independence and performance of individual directors, including a director peer review. The evaluation process informs the Nominating/Governance Committee’s recommendations for Board candidates for election at the Company’s annual meeting and to fill vacancies on the Board as they occur. The Board reviewed the survey results at a Board meeting and discussed areas for improvement.

Risk Oversight Committee. The Risk Oversight Committee assists the Board in fulfilling its oversight responsibilities with regard to the Company’s risk management program. The Risk Oversight Committee held 7 meetings in 2024. Among the responsibilities of the Risk Oversight Committee is to engage management in an ongoing risk-appetite dialogue as conditions and circumstances change and new opportunities arise. The Risk

Oversight Committee reviews and approves the risk-appetite statement of the Company regularly and approves any material amendments to the risk-appetite statement. The Risk Oversight Committee is also responsible for oversight and monitoring of the Company's cyber risk management profile and related programs. It receives quarterly reports by Glacier Bank's Chief Information Security Officer that address the current landscape of cybersecurity threats, any notable recent incidents, and a summary of emerging cybersecurity trends. In carrying out its responsibilities and duties, the Risk Oversight Committee will foster an environment that encourages the Senior Vice President/Chief Risk Officer and all Company officers and employees to raise any risk issues or concerns freely and without concern of retribution.

COMPENSATION OF DIRECTORS

The Compensation and Human Capital Committee has authority over director compensation subject to the Board’s authority to approve changes. Our directors receive cash compensation and stock awards. Glacier does not pay directors who are also employees of the Company additional compensation for their service as directors.
Director Compensation Table

The following table shows compensation paid or accrued for 2024 to Glacier’s non-employee directors. These directors also serve on the board of directors of Glacier Bank. Mr. Chesler is not included in the table as he was an employee of Glacier in 2024 and thus received no compensation for his services as a director. The footnotes to the table describe the details of each form of compensation paid to directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)		Total ($)
	(1)	(2) (3)
David C. Boyles	82,500	60,022	16,200	(4)	158,722
Robert A. Cashell, Jr.	80,417	60,022	15,930	(5)	156,369
Sherry L. Cladouhos	82,500	60,022	—		142,522
Jesus T. Espinoza	70,000	60,022	20,400	(6)	150,422
Annie M. Goodwin	82,500	60,022	3,900	(7)	146,422
Kristen L. Heck	70,000	60,022	20,900	(8)	150,922
Michael B. Hormaechea	70,000	60,022	24,150	(9)	154,172
Craig A. Langel	130,000	60,022	—		190,022
Douglas J. McBride	82,500	60,022	14,420	(10)	156,942
Beth Noymer Levine(11)	—	—	14,645	(12)	14,645

(1)Directors are paid an annual retainer of $70,000, Chair of the Board is paid an additional annual retainer of $60,000, and committee chairpersons are paid an annual retainer of $12,500. Amounts include all Board and committee chairperson fees earned or deferred in 2024.
(2)Represents the grant date fair value of the stock awards, based on the per-share price of Glacier’s common stock at the close of business on February 15, 2024 ($38.50), the date on which the stock awards were granted. The fair value of these awards was determined in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are set forth in the notes to the Company’s audited financial statements for the fiscal year ended December 31, 2024, included in the Company’s accompanying Annual Report.
(3)The stock awards were fully vested at the time of grant.
(4)Amount reflects fees earned for service as a director of Collegiate Peaks Bank (CO), division of Glacier Bank.
(5)Amount reflects fees earned for service as a director of Heritage Bank (NV), division of Glacier Bank.
(6)Amount reflects fees earned for service as a director of The Foothills Bank (AZ), division of Glacier Bank.
(7)Amount reflects fees earned for a partial year (5 months) of service as a director of Valley Bank (MT), division of Glacier Bank.
(8)Amount reflects fees earned for service as a director of Glacier Bank (MT), division of Glacier Bank.
(9)Amount reflects fees earned for service as a director of Mountain West Bank (ID), division of Glacier Bank.
(10)Amount reflects fees earned for service as a director of Western Security Bank (MT), division of Glacier Bank
(11)Ms. Noymer Levine was elected to the Board effective January 1, 2025.
(12)Amount reflects fees earned for service as a director of First Community Bank (UT), division of Glacier Bank

Director Equity Compensation

Fully vested equity awards for 2024, as set forth in the Director Compensation Table above, were made to non-employee directors in February 2024 under Glacier’s 2015 Stock Incentive Plan.

MANAGEMENT

Executive Officers Who Are Not Directors

The following table sets forth information with respect to the current NEOs who are not directors of Glacier, including employment history for at least the last five years. All executive officers are appointed annually and serve at the discretion of the Board.

Name	Age	Position with Glacier and Glacier Bank	Executive Officer Beginning
Ron J. Copher	67	Executive Vice President, Chief Financial Officer, and Secretary	2006
Ryan T. Screnar	51	Executive Vice President and Chief Administrative Officer	2024
Lee K. Groom	48	Executive Vice President and Chief Experience Officer	2024

Ron J. Copher Mr. Copher joined the Company in 2006 and has served as the CFO since March of 2007. He is a Certified Public Accountant. In addition, he has served as Secretary since April of 2017. Mr. Copher has more than 24 years of experience in the financial services industry; prior to joining Glacier, he served as CFO and Secretary of Oak Hill Financial, Inc. in Jackson, Ohio. Prior to serving in the financial services industry, Mr. Copher was a partner with Grant Thornton LLP and was the Practice Leader of the Financial Services Industry Group for Southern California. Mr. Copher received his education at the University of Cincinnati, graduating with a Bachelor of Arts degree in Economics and a Master of Science degree in Taxation.

Ryan T. Screnar Mr. Screnar served as Glacier Bank's Senior Vice President and Chief Compliance Officer from January 2022 through November 1, 2024, when he was promoted to Executive Vice President and Chief Compliance Officer of Glacier and Glacier Bank. He was appointed to his present position as Executive Vice President and Chief Administrative Officer on February 7, 2025, following Don Chery's retirement from that position. Prior to taking the position of Senior Vice President and Chief Compliance Officer, Mr. Screnar held various positions with increasing responsibilities since joining Glacier Bank as an Internal Auditor in the Internal Audit Department in May 2000, including as Audit Director from October 2000 until November 2016. Mr. Screnar is a graduate of University of Montana. He is also a graduate of Pacific Coast Banking School and a licensed CPA.

Lee K. Groom Mr Groom was appointed as Senior Vice President and Chief Experience Officer of the Company and Glacier Bank in October 2018. He was prompted to Executive Vice President and Chief Experience Officer on November 1, 2024. Mr. Groom’s role as Chief Experience Officer was expanded by the Board in connection with his promotion to address the bank’s increasingly complex operating and regulatory environment as a result of the Company’s continued growth. Mr. Groom had previously spent nearly two decades in the financial services industry in various roles of increasing responsibility, most notably with HSBC and First Interstate Bank. Mr. Groom is a graduate of Colorado College.

EXECUTIVE COMPENSATION

The following sections describe the compensation that Glacier pays its NEOs. At the end of 2024, Glacier had five individuals serving in positions with responsibilities fitting within the definition of “executive officer” under the SEC’s rules.

Glacier’s NEOs and titles at December 31, 2024 were:

Name	Position During 2024
Randall M. Chesler	President, Chief Executive Officer, and Director
Ron J. Copher	Executive Vice President, Chief Financial Officer, and Secretary
Don J. Chery	Executive Vice President and Chief Administrative Officer
Ryan T. Screnar	Executive Vice President and Chief Compliance Officer
Lee K. Groom	Executive Vice President and Chief Experience Officer

The following sections include (i) the Compensation Discussion and Analysis, including narrative and tabular disclosures about various compensation programs available to the NEOs; (ii) the Report of the Compensation and Human Capital Committee; (iii) the Summary Compensation Table and related tables detailing the compensation of the NEOs; and (iv) narrative and tabular disclosures about the employment agreements with and termination or change-in-control benefits payable to the NEOs.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis (the “CD&A”) provides an overview and analysis of our Compensation and Human Capital Committee’s philosophy and objectives in designing Glacier’s compensation programs, as well as the compensation determinations and the rationale for those decisions relating to our NEOs.

This discussion should be read together with the compensation tables for our NEOs, which follow this discussion. Unless otherwise indicated, any references to a particular year in this discussion means the fiscal year ended December 31 of such year.

Executive Summary

2024 Financial and Strategic Highlights

Glacier continued to experience pressure during 2024 from the historic interest rate increases during 2023. While Glacier experienced an overall decline in net income, the increase in the net interest margin for each quarter of 2024 combined with its two acquisitions in 2024 has provided a solid foundation for improved financial performance. We continued to focus our business practices on our community banking model, including providing best-in-class customer service for loan and deposit products. Glacier achieved the following results during 2024:

•Net income was $190 million, a decrease of $32.8 million, or 15%, from the prior year net income of $223 million. The decrease was driven by a significant increase in cost of funds and an increase in acquisition-related expenses and increased operating costs from its acquisitions.

•Net interest income was $705 million, an increase of $13.0 million, or 2%, over the prior year. Interest income increased $122 million, or 12%, over the prior year, while interest expense increased $109 million, or 34%, over the prior year.

•Return on average equity and return on average assets for 2024 were 6.02% and 0.68%, respectively.

•Glacier ended the year with total assets of $27.9 billion, which was an increase of $160 million over the prior year.

•The loan portfolio increased by $1.064 billion, or 7%, from the prior year end and total deposits increased $618 million, or 3% from the prior year end, primarily as a result of acquisitions.

•Stockholders’ equity increased $204 million, or $1.19 per share, during 2024, which was the combined result of earnings retention, the decrease in unrealized loss on debt securities, and common stock issued from the Wheatland Bank acquisition described below. Glacier declared quarterly cash dividends totaling $1.32 per share during 2024.

•Credit quality remained strong, with non-performing assets ending the year at 0.10% of subsidiary assets compared to 0.09% at the prior year end. Net charge-offs for 2024 remained low at 0.08% of loans compared to 0.06% of loans for the prior year.

•On January 31, 2024, Glacier acquired Community Financial Group, Inc., the parent company of Wheatland Bank, a leading eastern Washington community bank headquartered in Spokane with total assets of $778 million.

•On July 19, 2024, Glacier acquired six Montana branch locations of the Rocky Mountain Bank division of HTLF Bank, a wholly owned subsidiary of Heartland Financial USA, Inc., with total assets of $403 million.

Say-on-Pay Vote

Our shareholders overwhelmingly approved the compensation of our NEOs at the 2024 annual shareholder meeting, with 97.4% of shareholder votes cast in favor of the advisory vote on NEO compensation ("Say-on-Pay"). As the Compensation and Human Capital Committee has evaluated our compensation programs since the Say-on-Pay vote in 2024, it has taken into account our shareholders’ vote of confidence in retaining the key elements of our executive compensation program as described below to ensure a continued link of executive pay with Company performance.

Executive Compensation Philosophy

The quality and loyalty of our employees, including our executive team, is critical to executing our community banking philosophy, emphasizing personalized service combined with the full resources of a larger banking organization. To meet our primary goal of attracting, retaining and incenting highly qualified and loyal executives and employees within the context of our corporate culture, our compensation programs are designed with the following principles in mind:

•We are committed to providing effective compensation and benefit programs that are competitive within our industry and with other relevant organizations with which Glacier, Glacier Bank, and our bank divisions compete for employees.

•Our programs are designed to encourage and reward behaviors that ultimately contribute to the achievement of organizational goals.

•Our executive officer compensation has a meaningful portion of total compensation opportunity linked to the achievement of short- and long-term goals and delivering increasing shareholder value.

•Our pay programs and practices reinforce our commitment to providing a work environment that promotes respect, teamwork, and individual growth opportunities.

Consistent with this overall philosophy, we have designed our executive compensation programs to be relatively straightforward and transparent to shareholders, while providing benefits appealing enough to attract, retain and motivate highly qualified executives.

The Compensation and Human Capital Committee designs our overall compensation program and makes decisions regarding individual executive compensation in the context of a “total compensation policy” that takes into account the overall package of compensation benefits provided to each executive. Our philosophy is to tie a significant percentage of an executive’s compensation to the achievement of Company financial and performance goals. Accordingly, Glacier strives to set base salaries at competitive levels, with an opportunity for each executive to be rewarded through the annual incentive bonus and equity grants if Glacier meets its performance objectives.

The compensation philosophy is reviewed and approved annually by the Compensation and Human Capital Committee. Decisions made by the Compensation and Human Capital Committee and the Board relative to compensation take all current applicable rules, regulations and guidance into consideration and are made with the goal of being compliant with all such requirements.

Our Compensation Governance Practices

    Glacier is committed to pay for performance and sound compensation and governance practices, including the following:

What We Do

    Performance-based short-term and long-term incentive plans
    Stock Ownership and Retention Guidelines Policy for executives and directors
    Achieve 96% or higher annual Say-on-Pay approval since 2017
    Engagement of an independent compensation consultant
    Maintain a Clawback Policy
    Majority of total compensation is variable and at risk
    Use diverse set of metrics in compensation plan designs
    “Double trigger” change-in-control severance
    Reference a peer group of companies based on industry, asset size and business model compatibility for purposes of reviewing compensation

What We Don’t Do

    No grants of multi-year guaranteed incentive awards for executive officers
    No excise tax “gross-ups” upon a change in control
    No hedging of Glacier stock
    No pledging of Glacier stock
    No liberal share recycling
    No excessive perks for executives
    No repricing of awards without shareholder approval
    No payment of dividends or dividend equivalents on awards that have not yet vested

Role of the Compensation and Human Capital Committee

The Compensation and Human Capital Committee operates under a written charter adopted by the Board that is reviewed annually along with other charters applicable to our Board committees. The Compensation and Human Capital Committee is responsible for the design, implementation and administration of the compensation programs for our executive officers and directors. When appropriate, the Compensation and Human Capital Committee makes recommendations to the Board on items that require Board approval. In 2024, the Compensation and Human Capital Committee:

•Monitored incentive programs with a view to avoid creating incentives that could subject the Company to excessive risk;

•Reviewed and recommended salary adjustments for all NEOs for Board approval;

•Reviewed the annual and long-term incentive program opportunities and goals and recommended Board approval;

•Reviewed the 2024 annual and long-term incentive program performance results and awards earned by the NEOs in 2024 and recommended Board approval; and

•Reviewed and recommended Board approval of the payment of the annual incentive plan mandatory deferrals to the NEOs from prior years’ performance.

Role of Management

Our CEO performs an annual performance review of executive officers of the Company other than himself and provides a recommendation to the Compensation and Human Capital Committee regarding base salary, bonus and equity targets for them, which the Compensation and Human Capital Committee has discretion to approve or modify. The Compensation and Human Capital Committee meets separately on an annual basis with our CEO to discuss his compensation. No NEO is present for the Compensation and Human Capital Committee’s discussions, deliberations and decisions with respect to their individual compensation. The Compensation and Human Capital Committee then submits a recommendation regarding compensation for all executive officers to the Board for approval. With respect to the performance goals for incentive compensation, management provides a recommendation to the Compensation and Human Capital Committee, which the committee has discretion to approve or modify.

Role and Relationship of the Compensation Consultant

The Compensation and Human Capital Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The Compensation and Human Capital Committee has direct access to outside advisors and consultants throughout the year.

Aon's Human Capital Solutions practice, a part of Aon plc and an independent compensation consulting firm focused on the financial services sector, has been engaged by, and has reported directly to, the Compensation and Human Capital Committee periodically since 2011 while working on various compensation initiatives. In July 2023, Aon assisted the Compensation and Human Capital Committee in reviewing the custom Compensation Peer Group for the Company, and provided related data and reports in connection with, and reviews of, (i) executive officer compensation; (ii) annual and long-term incentive plans and agreements; and (iii) proxy statement disclosure. With the assistance of Aon, the Compensation and Human Capital Committee reviews the Compensation Peer Group and makes changes as circumstances warrant. The results of these analyses were used to establish executive compensation for 2024.

The Compensation and Human Capital Committee considered the independence of Aon in light of SEC rules and NYSE listing standards. The Compensation and Human Capital Committee requested and received a report from Aon addressing Aon’s independence and the independence of the senior advisors involved in the engagement. The Compensation and Human Capital Committee discussed these considerations and concluded that the work performed by Aon and Aon’s senior advisors involved in the engagement did not raise any conflict of interest.

Risk Review

The Compensation and Human Capital Committee reviewed and discussed a compensation incentive plan review prepared by the human resources and compliance department during its April 2024 meeting. The Compensation and Human Capital Committee’s conclusion was that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our business or operations. This risk assessment review included an analysis of the design and operation of the Company’s incentive compensation programs, identifying and evaluating situations or compensation elements that may raise material risks, and an evaluation of other controls and processes designed to identify and manage risk.
Competitive Benchmarking and Compensation Peer Group

The Compensation Peer Group has been updated periodically with the assistance of Aon and consists of companies that the Compensation and Human Capital Committee believes are comparable in size, performance and business model to the Company and with which we may compete. In July 2023, Aon conducted an analysis of the Compensation Peer Group with emphasis on factors previously used by the Compensation and Human Capital Committee to determine appropriate companies for inclusion, with emphasis on asset size, location, business model and performance as the measures of comparability. Aon then worked with the Compensation and Human Capital Committee to select the following Compensation Peer Group, for the purpose of evaluating executive compensation to bring compensation closer to market levels. The Peer Group was defined using the following criteria:

•Publicly traded bank holding companies with total assets between $12 billion and $67 billion;
•Not a current merger target; and
•Individual consideration given for geography and business model compatibility.

The composition of the Compensation Peer Group used in 2024, the same as 2023, connection with establishing executive compensation levels included:

Bank OZK	First Interstate BancSystem	Simmons First National Corp.
Banner Corporation	First Merchants Corporation	SouthState Corporation
Cadence Bank	Fulton Financial Corporation	UMB Financial Corporation
Columbia Banking System, Inc.	Heartland Financial USA, Inc.	United Bankshares, Inc.
Commerce Bancshares, Inc.	Home BancShares, Inc.	United Community Banks, Inc.
First Busey Corporation	Independent Bank Group, Inc.	Washington Federal, Inc.
First Financial Bancorp	Old National Bancorp	Western Alliance Bancorporation
First Financial Bankshares

Discussion of Executive Compensation Components

The following table outlines the major elements of 2024 total compensation for the NEOs:

Compensation Element	Purpose	Link to Performance	Fixed / Performance-Based	Short- / Long-Term
Base Salary	Helps attract and retain executives through market-competitive base pay	Determined based on individual performance and market practices	Fixed	Short-Term
Annual Cash Incentive Awards	Encourages achievement of financial performance metrics that create near-term shareholder value	Earned based on achievement of predefined corporate performance objectives; a portion of NEO cash bonuses are deferred on a mandatory basis, with additional performance triggers related to long-term performance	Performance-Based	Short-Term: Cash Long-Term: Mandatory Deferrals
Long-Term Incentive Awards (Restricted Stock Units)	Aligns executives’ and shareholders’ long-term interests while creating a retention incentive through multi-year vesting	Earned based on achievement of predefined corporate performance objectives, with additional three-year time-based vesting	Performance-Based	Long-Term
Supplemental Executive Retirement Plan	Provides income security into retirement	Competitive practice	Fixed	Long-Term
Benefits and Perquisites	Provides health and welfare benefits on the same basis as to our general employee population; also provides limited perquisites	Competitive practice	Fixed	Short-Term

The Compensation and Human Capital Committee does not have any formal policies for allocating compensation among salary, annual cash incentive awards and long-term incentive equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the Compensation and Human Capital Committee exercises judgment to establish a total compensation program for each NEO that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, and that the Compensation and Human Capital Committee believes is appropriate to achieve the goals of our executive compensation program and our corporate objectives.

The target pay mix for our CEO and other NEOs (excluding Messrs. Screnar and Groom), on average, is shown in the charts below. Target pay mix includes 2024 base salary, 2024 annual cash incentive bonus target and the target value for the long-term incentive awards in 2024. The target pay mix for Messrs. Screnar and Groom is not reflected in the charts below due to their appointment as executive officers effective November 1, 2024.

Base Salary

Base salaries provide stable compensation to the NEOs, allow Glacier to attract and retain qualified executive talent and maintain a stable management team. Base salary generally is established by the Compensation and Human Capital Committee based on the NEO’s performance, experience, competent and effective execution of strategic objectives, and level of responsibilities and the positioning of base salary against the market and peer group, growth and overall financial performance of the Company, and the impact of salary on total compensation positioning compared to the Compensation Peer Group. For 2024, the Compensation and Human Capital Committee approved salary increases of 4% to 6.9% for NEOs other than Messrs. Screnar and Groom based on these factors.

Named Executive Officer	2023 Salary ($)	2024 Salary ($)	Increase (%)
Randall M. Chesler	925,365	981,000	6.0
Ron J. Copher	472,290	491,000	4.0
Don J. Chery (1)	412,545	441,000	6.9
Ryan T. Screnar (2)	—	342,000	—
Lee K. Groom (3)	—	342,000	—

(1)Mr. Chery retired on February 7, 2025 and was succeeded by Ryan Screnar.
(2)Mr. Screnar was promoted to Executive Vice President and Chief Compliance Officer effective November 1, 2024 at an annual salary of $342,000. He assumed the role of Chief Administrative Officer on February 7, 2025.
(3)Mr. Groom was promoted to Executive Vice President and Chief Experience Officer effective November 1, 2024 at an annual salary of $342,000 based on his promotion and expanded role.

Annual Cash Incentive Bonus

The short-term incentive program (“STIP”) for 2024 is designed (i) to motivate executives to attain superior annual performance in key areas we believe create long-term value to Glacier and its shareholders and (ii) to provide incentive compensation opportunities competitive with those in the Compensation Peer Group.

The STIP, similar to prior years, provides for cash incentive awards determined pursuant to a formulaic plan based on a set percentage of the executive’s base salary and the Company’s achievement against performance metrics. The STIP and its goals are reviewed annually by the Compensation and Human Capital Committee with input from management, and then the Compensation and Human Capital Committee recommends Board approval.

The 2024 STIP performance goals were selected in light of Glacier’s strategic plan, key initiatives, and the need to balance risks in executive compensation arrangements. The 2024 goals represent metrics addressing key areas of the Company’s performance, including profitability, credit and asset quality, and growth in assets and the customer base. The goals were established based on the expectation that 2024 performance results would continue to reflect a challenging environment for regional banks during 2024 due to historic increases in interest rates during 2023, creating pressure on our net interest margin, the uncertain economic environment, continued increases from in expenses due to inflation, and deposit pricing pressure from efforts to retain core deposits. Use of the Return on Tangible Equity ("ROTE") metric for the STIP will be discontinued beginning with the 2025 plan year to ensure there are no duplicative metrics in the short-term and long-term incentive plans. The table below shows the STIP goals and corresponding results for 2024, excluding the impact of acquisitions during the year:

Performance Goals	Weight	Threshold 80%	Target 100%	Maximum 115%	Actual Result	Result % of Target	Weighted % of Target
Return on Tangible Equity (excluding AOCI) (1)	20.00%	7.20%	9.50%	11.00%	8.28%	89.39%	17.88%
Non-performing Assets / Total Subsidiary Assets	20.00%	1.50%	0.50%	0.32%	0.10%	115.00%	23.00%
Net DDA Growth (# of accounts)	20.00%	0.50%	1.75%	2.75%	1.81%	100.90%	20.18%
Efficiency Ratio	20.00%	67.00%	61.50%	59.50%	65.44%	85.67%	17.13%
Net Interest Margin	20.00%	2.20%	2.78%	3.20%	2.71%	97.59%	19.52%
	100.00%				Overall Performance:		97.71%

(1)See the subheading “Profit Sharing and 401(k) Plan” below for the calculation of ROTE (excluding accumulated other comprehensive income "AOCI"). ROTE (excluding AOCI) for STIP excludes the impact of acquisitions during the year.

For 2024, the overall STIP performance goals were achieved at 97.71% of target. The table below details, for each NEO, the 2024 STIP opportunity levels as a percentage of base salary, the STIP bonus achieved as a percentage of base salary, and the STIP bonus achieved as a dollar value. The 2024 target award opportunities were increased by 10% for the CEO and 5% for each of the other NEOs from the 2023 level (other than Messrs. Screnar and Groom, whose increases were due to their promotions to executive officers positions effective November 1, 2024), as the Compensation and Human Capital Committee determined the prior targets were below a market competitive level.

Named Executive Officer	Annual Incentive Program Opportunity Levels as a % of Base Salary					Achieved Bonus As % of Base Salary (1)	Achieved Bonus ($) (1)
	Threshold	Target		Maximum
Randall M Chesler	0%	100%		150%		97.7%	958,535
Ron J. Copher	0%	70%		105%		68.4%	335,829
Don J. Chery	0%	70%		105%		68.4%	301,631
Ryan T. Screnar (2)	0%	50%	(3)	75%	(3)	36.6%	125,313
Lee K. Groom (2)	0%	50%	(3)	75%	(3)	36.6%	125,313

(1) Amounts subject to mandatory deferral program described below.
(2) Messrs. Screnar and Groom became executive officers effective November 1, 2024.
(3) The STIP incentive Target and Maximum opportunities were based on appointment date salary and pro-rated 2 months with new Tier Target and Maximum opportunities (50% and 75%, respectively) and pro-rated 10 months based on prior Tier Target and Maximum opportunities. Messrs. Screnar and Groom were subject to the same STIP performance requirements as other Glacier NEOs.

To maintain focus on long-term Company performance and discourage excessive risk taking, the STIP is designed to require a mandatory deferral of a portion of the amount achieved; 50% of the STIP is paid in February following the performance year when results are known and 50% of the achieved award is deferred with 25% payable in each of the next two years, provided additional performance conditions are met. This mandatory deferral program has been in place since 2015 and also applied to the STIP awards granted in 2022 and 2023. The practice is intended to balance risk in the incentive plan and emphasize the longer-term performance of the Company. Payment of deferred amounts is subject to meeting the following minimum performance conditions over the deferral periods:

•NPAs/Total Subsidiary Assets no greater than 2.0% for each of the 2022, 2023, and 2024 STIP awards; and

•Must meet eligibility requirements outlined in the STIP program document, including remaining employed by the Company or the Bank through the applicable payment date, with certain exceptions that include death, disability and retirement.

In January 2025, the Compensation and Human Capital Committee determined that the minimum performance conditions noted above were achieved for the 2022 and 2023 STIP awards. As a result, the Company paid the deferred amounts for the 2022 and 2023 STIP awards. In addition, as discussed above, 50% of the 2024

STIP was also paid out. The total amounts paid out for 2024 performance and set forth in the non-equity incentive plan column of the Summary Compensation Table are shown in the table below.

Named Executive Officer	2022 STIP Deferred Payment Amount ($) (25%)	2023 STIP Deferred Payment Amount ($) (25%)	2024 STIP Payment Amount ($) (50%)
Randall M. Chesler	223,341	118,845	479,268
Ron J. Copher	73,833	43,807	167,915
Don J. Chery	64,493	38,266	150,816
Ryan T. Screnar (1)	25,981	13,022	62,657
Lee K. Groom (1)	27,367	14,240	62,657

(1)Messrs. Screnar and Groom became executive officers effective November 1, 2024. As a result, amounts reported in the table above for Messrs. Screnar and Groom for 2023 and 2022 reflect payments for services provided during those years based on their former positions with the Company. For 2024, the STIP incentive Target and Maximum opportunities were based on previous appointment date salary and pro-rated 2 months with new Tier Target and Maximum opportunities (50% and 75%, respectively) and pro-rated 10 months based on prior Tier Target and Maximum opportunities.

Long-Term Incentives

The long-term incentive program (“LTIP”) is designed to reward executives for performance results relative to Company objectives while aligning the interests of our executives with those of our shareholders. The LTIP provides executives the opportunity to increase their ownership in Glacier, while at the same time creating a retention vehicle through the use of a multi-year vesting period.

The 2024 long-term incentive awards consist solely of RSUs granted under the Company’s 2015 Stock Incentive Plan (the “2015 Equity Plan”) that vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment with certain exceptions for death, disability and qualifying retirements. RSUs were chosen because they provide the desired retention incentive for executives, while also aligning the executives’ interests with those of shareholders without encouraging excessive risk taking. In addition, RSUs deliver value reflecting the long-term performance of the Company.

The Compensation and Human Capital Committee determined the number of RSUs to be granted in 2024 based on the achievement of the performance goals in 2023, as described in the table below, excluding the impact of any acquisitions during the year. The 2023 LTIP goals were selected in light of Glacier’s long-term strategic plan, long-term initiatives and the need to balance risks in executive compensation arrangements. The 2023 goals were established based on the expectation that performance results would be challenging due to the historic increases in interest rates in 2023, creating pressure on our net interest margin, the uncertain economic environment, continued increase in expenses due to inflation, and pressure to retain core deposits. The 2023 LTIP goals also represented metrics addressing key areas of the Company’s performance, including ROTE (excluding AOCI), diluted earnings per share, and relative total shareholder return. The Company’s total shareholder return for 2023 is ranked relative to the Compensation Peer Group. The Committee believes that comparing the Company’s performance against the total shareholder return of a peer group rewards NEOs for driving performance higher than or equal to peers, as each member of the peer group is generally subject to the same market factors as the Company. The Committee determined to use ROTE in the LTIP as ROTE is a critical metric commonly utilized in the financial services industry that measures management’s ability to use shareholder capital effectively. The Committee believes that ROTE is a stronger indicator of Glacier’s operational efficiency than TSR, which can be influenced by stock price movements and market perceptions.

The RSUs have a grant date fair value (based on the closing price of Glacier’s common stock at the close of business on the grant date provided such day is a trading day) equal to the dollar amount calculated by multiplying the target amount of salary by the actual performance percentages. For ease of administration, RSU grants are made effective as of February 15 each year. The table below shows the LTIP goals and corresponding results for 2023.

Performance Area	Weight	Threshold 80%	Target 100%	Maximum 115%	Actual Result	Result % of Target	Weighted % of Target
Return on Tangible Equity (excluding AOCI) (1)	45.00%	9.24%	13.20%	16.50%	9.81%	82.88%	37.30%
Diluted Earnings per Share	45.00%	$2.00	$2.75	$3.25	$2.01	80.27%	36.12%
Relative Total Shareholder Return	10.00%	25.00%	50.00%	75.00%	27.27%	81.82%	8.18%
	100.00%				Overall Performance		81.60%

(1) See the subheading "Profit Sharing and 401(k) Plan" below for a description of the calculation. ROTE (excluding AOCI) for LTIP excludes the impact of acquisitions during the year.

The LTIP provides that, regardless of how the Company's relative total shareholder return ("TSR") compares to the Compensation Peer Group at the end of a period, if the Company's absolute total shareholder return is negative, the number of RSUs earned for this portion of the LTIP award will be capped at the "target" level.

For 2024, the total of the LTIP goals achieved based on 2023 performance was at 81.60% of target. The table below details, for each NEO, the 2024 LTIP opportunity levels as a percentage of base salary, the RSUs granted as a percentage of base salary, and the number of RSUs granted in February 2024. Based on a review of the incentive opportunities, the target increased 20% for the CEO and 0% for the other two NEOs in 2023. Based on this market assessment for 2024, target award opportunities were increased by 20% for the CEO and 0% for each of the other NEOs (other than Messrs. Screnar and Groom whose increases were due to their promotions) from the 2023 level.

Named Executive Officer	Long-Term Incentive Program Opportunity Levels as a % of Base Salary			RSUs Granted as a % of Base Salary	RSUs Granted (#)	RSUs Granted ($)
	Threshold	Target	Maximum
Randall M. Chesler	0%	130%	195%	106.1%	25,497	981,635
Ron J. Copher	0%	80%	120%	65.3%	8,009	308,347
Don J. Chery	0%	80%	120%	65.3%	6,996	269,346
Ryan T. Screnar (1)	0%	(1)	(1)	(1)	1,382	53,207
Lee K. Groom (1)	0%	(1)	(1)	(1)	1,511	58,174

(1) Messrs. Screnar and Groom became executive officers effective November 1, 2024. As a result the LTIP Target and Maximum opportunities presented in the table above were for services provided during those years based on their previous positions with the Company.

Profit Sharing and 401(k) Plan

The NEOs participate in the Glacier 401(k) Plan, which includes a 3% safe harbor contribution plus a discretionary contribution. The 401(k) Plan includes a trigger for the discretionary contribution, which is set equal to the 2024 STIP qualifier of NPAs/Total Subsidiary Assets of no greater than 2%. The Company considered ROTE (excluding AOCI) as a primary metric in determining its discretionary contribution. Based on ROTE (excluding AOCI) of 8.24% (which for purposes of the 401(k) Plan includes the impact of acquisitions, if any, during the year), the Board set the 2024 discretionary contribution at 1.00%.

The following table shows the Company's calculation of ROTE (excluding AOCI) for 2024:

(Dollars in thousands)	December 31, 2024
Net Income	$190,144
Intangible Amortization, net of tax	9,596
Tangible Net Income (numerator)	$199,740

Average Shareholders' Equity	$3,158,045
Average Goodwill	(1,032,655)
Average Intangibles	(46,749)
Average Accumulated Other Comprehensive Loss	344,818
Average tangible common equity (denominator)	$2,423,459
ROTE (numerator / denominator)	8.24%

Retirement Benefits

As part of our total compensation policy, we offer executives the opportunity to participate in both a tax-deferred compensation plan and a Supplemental Executive Retirement Plan (“SERP”). Each of our NEOs is a participant in the SERP. The SERP is intended to supplement payments due to participants upon retirement under our other qualified plans.

The deferred compensation plan allows certain Company and bank division executives to defer a portion of their salary and bonus and thereby defer certain tax payables on that income. Participation in these plans is elective. Terms of the deferred compensation plans and the NEO SERP are described under the section entitled “Director and Employee Plans.”

Termination and Change-in-Control Benefits

As an additional part of our total compensation policy, we have entered into employment agreements with our NEOs that allow for continuation of current base salary upon termination without cause or upon termination under certain circumstances following a change in control of the Company. These arrangements are intended to retain our executives, who could have other employment opportunities that may appear to them to be less risky absent these arrangements.

The change-in-control arrangements in our executive officer employment agreements contain a “double trigger,” meaning that benefits are not awarded upon a change in control unless the executive’s employment is terminated without cause or for good reason within a specified period of time following the transaction.

The terms of these agreements are described under the section entitled “Employment Arrangements and Potential Payments upon Termination or Change in Control.” That section also contains tables showing the amounts that the NEOs would have received if their employment had terminated on December 31, 2024, in connection with a change in control.

Other General Employee Benefits

Executive officers are eligible to participate in all employee benefit plans that are available to eligible employees generally, including health, life, and disability insurance. In connection with his appointment as an executive officer in 2024, Mr. Screnar also received reimbursement for relocation expenses and other related costs incurred in connection with the relocation pursuant to the Company’s non-discriminatory relocation policy in the amount of $74,825.

Other Arrangements

The Board and the Compensation and Human Capital Committee have established additional policies to ensure the overall compensation structure is responsive to shareholder interests and competitive with the market including a clawback policy, stock ownership and retention guidelines policy, anti-hedging policy, and anti-pledging and margin account policy. These policies are summarized under the section entitled "Corporate Governance".

Discussion of Option and Restricted Stock Unit Award Grant Timing

The Company does not have a written policy related to the timing of when equity awards are granted during the year. The Compensation and Human Capital Committee grants equity awards to our directors, executive officers and other key employees, currently in the form of RSUs, on an annual, as well as awards at other times when deemed appropriate. In recent years, the Compensation and Human Capital Committee and Board have met in January of each year to consider the award of stock options, restricted shares and RSUs to executives and other officers, with the grants being made as of each February 15 for ease of administration. The Company does not backdate or grant equity awards retroactively and does not coordinate equity grants with the release of positive or negative corporate news or time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. Further, with the exceptions of awards under the LTIP that are made at the same time each based on the prior year's financials results, it is the practice of the Compensation and Human Capital Committee to generally avoid granting equity awards when there is undisclosed material non-public information about Glacier.

At the 2015 annual meeting, the Company’s shareholders approved the 2015 Equity Plan. The 2015 Equity Plan does not permit the award of discounted options or the repricing of stock options. Pursuant to the terms of the 2015 Equity Plan, option exercise prices are determined based on the closing price of our common stock on the grant date, or if shares were not traded on the grant date, then on the nearest preceding trading day. As described in more detail in Proposal No. 2 below, the Board recently adopted a new 2025 Stock Incentive Plan and submitted it for approval by shareholders at the Annual Meeting. The new plan includes provisions similar to those described above.

REPORT OF COMPENSATION AND HUMAN CAPITAL COMMITTEE

The Compensation and Human Capital Committee of the Board makes the following report which, notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.

The Compensation and Human Capital Committee of the Company has reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K with management, and, based on that review and those discussions, the Compensation and Human Capital Committee recommended to the Board that the CD&A be included as part of this Proxy Statement and the Company’s 2024 Annual Report on Form 10-K.

Compensation and Human Capital Committee Members

♦ Sherry L. Cladouhos (Chair) ♦ David C. Boyles ♦ Robert A. Cashell, Jr. ♦
♦ Jesus T. Espinoza ♦ Annie M. Goodwin ♦ Kristen L. Heck ♦ Michael B. Hormaechea ♦
♦ Craig A. Langel ♦ Douglas J. McBride ♦ Beth Noymer Levine ♦

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

The following table shows compensation earned by the NEOs for the last three fiscal years, except as noted below.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (8)	All Other Compensation ($) (10)	Total ($)
Randall M. Chesler,	2024	981,000	981,635 (2)	821,453 (5)	124,731	24,150	2,932,968
President and CEO	2023	925,365	1,175,964 (3)	670,013 (6)	158,107	28,050	2,957,499
	2022	881,300	1,172,239 (4)	844,041 (7)	213,595	39,650	3,150,825
Ron J. Copher,	2024	491,000	308,347 (2)	285,555 (5)	45,281	22,740	1,152,922
EVP, CFO, and	2023	472,290	436,490 (3)	242,057 (6)	56,445	28,050	1,235,332
Secretary	2022	449,800	402,057 (4)	301,044 (7)	79,450	39,650	1,272,001
Don J. Chery,	2024	441,000	269,346 (2)	253,574 (5)	32,838	24,150	1,020,909
EVP and CAO	2023	412,545	381,294 (3)	211,446 (6)	41,979	28,050	1,075,314
	2022	392,900	351,239 (4)	262,980 (7)	59,534	39,650	1,106,303
Ryan T. Screnar, (9)	2024	282,968	53,207 (2)	101,660 (5)	2,109	98,915	538,858
EVP and CCO
Lee K. Groom, (9)	2024	315,971	58,174 (2)	104,264 (5)	6,480	22,625	507,513
EVP and CXO

(1)Represents the grant date fair value of the RSU awards. The fair value of these awards was determined in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are set forth in the notes to the Company’s audited financial statements for the year ended December 31, 2024, included in the Company’s accompanying Annual Report. Accrued dividends are paid upon vesting and settlement of the underlying shares.
(2)The fair market value of the RSU awards granted in 2024 is based on the per-share price of Glacier’s common stock at the close of business on the grant date, February 15, 2024 ($38.50). The awards vest in three equal annual installments beginning February 15, 2025.
(3)The fair market value of the RSU awards granted in 2023 is based on the per-share price of Glacier’s common stock at the close of business on the grant date, February 15, 2023 ($47.46). The awards vest in three equal annual installments beginning February 15, 2024.
(4)The fair market value of the RSU awards granted in 2022 is based on the per-share price of Glacier’s common stock at the close on February 12, 2022, the last trading day preceding the grant date ($54.12). The awards vest in three equal annual installments beginning February 15, 2023.
(5)The amount shown is the sum of 50% of the 2024 STIP award, 25% of the 2023 STIP award, and 25% of the 2022 STIP award, and represents the cash incentive amount earned based on 2024 results, as set forth in the section entitled “Compensation Discussion and Analysis – Annual Cash Incentive Bonus.”
(6)The amount shown is the sum of 50% of the 2023 STIP award, 25% of the 2022 STIP award, and 25% of the 2021 STIP award, and represents the cash incentive amount earned based on 2023 results.
(7)The amount shown is the sum of 50% of the 2022 STIP award, 25% of the 2021 STIP award, and 25% of the 2020 STIP award, and represents the cash incentive amount earned based on 2022 results.
(8)For all of the NEOs, except Mr. Chery, the amount reported in this column represents the increase in the actuarial present value of accumulated benefit under Glacier’s SERP, the material terms of which are described below under the section entitled “Nonqualified Deferred Compensation Plan – Supplemental Executive Retirement Plan”. For Mr. Chery, who is the only NEO participant in Glacier’s deferred compensation plan, the amount includes $32,838 for the increase in the SERP actuarial present value as well as the above-market earnings on nonqualified deferred compensation, which was $0 in 2024. Earnings credited on a participant's account balance in the deferred compensation plan are equal to 50% of the Company's current year return on average equity.
(9)Messrs. Screnar and Groom were appointed by the Board as executive officers effective November 1, 2024, each with a salary of $342,000 effective as of November 1, 2024. Annual salary amounts represent 2 months of annual base salary at the executives' salary and 10 months based on annual salaries in effect under other employment positions.
(10)Amounts reported for 2024 that represent “All Other Compensation” for each of the NEOs are described in the table below. The amounts in the "Relocation Expenses" column below for Mr. Screnar includes the reimbursement for moving expenses ($47,303) and other related expenses ($27,522) pursuant to the Company's non-discriminatory policy relating to his appointment as an executive officer in 2024 and related move to Kalispell, Montana.

Named Executive Officer	401(k) Matching Contribution ($)	Profit Sharing Contribution ($)	Relocation Expenses ($)	Total ($)
Randall M. Chesler	10,350	13,800	—	24,150
Ron J. Copher	8,940	13,800	—	22,740
Don J. Chery	10,350	13,800	—	24,150
Ryan T. Screnar	10,290	13,800	74,825	98,915
Lee K. Groom	8,825	13,800	—	22,625

2024 Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2024 to each of our NEOs.

Named Executive Officer	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares of Stock or Units (2)	Grant Date Fair Value of Stock Awards(2)
	Threshold	Target	Maximum	Grant Date
	($)	($)	($)		(#)	($)
Randall M. Chesler	—	981,000	1,471,500
RSUs				2/15/2024	25,497	981,635

Ron J. Copher	—	343,700	515,550
RSUs				2/15/2024	8,009	308,347

Don J. Chery	—	308,700	463,050
RSUs				2/15/2024	6,996	269,346

Ryan T. Screnar	—	171,000	256,500
RSUs				2/15/2024	1,382	53,207

Lee K. Groom	—	171,000	256,500
RSUs				2/15/2024	1,511	58,174

(1) These amounts represent ranges of the possible performance-based cash bonuses that could have been paid based on 2024 results pursuant to the STIP. The actual bonuses paid are displayed under the column entitled “Non-Equity Incentive Plan Compensation” within the Summary Compensation Table. The incentive target level is determined as the aggregate dollar amount derived from the NEOs’ target bonuses expressed as a percentage of annual salary. This target percentage is currently 100% for Mr. Chesler and 70% for each of Messrs. Copher and Chery. The maximum incentive is 150% for Mr. Chesler and 105% for each of Messrs. Copher and Chery. The amounts shown assume that Messrs. Screnar and Groom were appointed by the Board as executive officers as of January 1, 2024 with a target of 50% and a maximum incentive of 75%. The STIP is further described in the section entitled “Compensation Discussion and Analysis – Annual Cash Incentive Bonus.”
(2) These amounts represent the grants of performance based RSUs under the LTIP made in 2024 for performance in 2023 on preestablished performance goals established by the Compensation and Human Capital Committee. These goals represented metrics addressing key areas of the Company’s performance, including ROTE (excluding AOCI), diluted earnings per share, and relative total shareholder return. The Company’s total shareholder return for 2023 is ranked relative to the Compensation Peer Group. The performance-based awards made pursuant to the LTIP and related performance metrics are further described in the section entitled “Compensation Discussion and Analysis – Long-Term Incentives.”

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents information concerning the outstanding RSUs as of December 31, 2024, for each NEO of the Company. No other type of equity award is outstanding.

Named Executive Officer	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
Randall M. Chesler	7,220	(2)	362,588
	16,519	(3)	829,584
	25,497	(4)	1,280,459
Ron J. Copher	2,477	(2)	124,395
	6,132	(5)	307,949
	8,009	(6)	402,212
Don J. Chery	2,164	(2)	108,676
	5,356	(7)	268,978
	6,996	(8)	351,339
Ryan T. Screnar	515	(2)	25,863
	1,066	(9)	53,535
	1,382	(10)	69,404
Lee K. Groom	553	(2)	27,772
	1,123	(11)	56,397
	1,511	(12)	75,882

(1)Amounts shown are calculated using $50.22, the per-share price of Glacier’s common stock at the close of business on December 31, 2024, the last trading day of the year.
(2)The unvested RSUs vested on February 15, 2025.
(3)8,259 of the unvested RSUs vested on February 15, 2025; 8,260 of the unvested RSUs will vest on February 15, 2026.
(4)8,499 of the unvested RSUs vested on February 15, 2025; 8,499 of the unvested RSUs will vest on February 15, 2026; and 8,499 of the unvested RSUs will vest on February 15, 2027.
(5)3,066 of the unvested RSUs vested on February 15, 2025; 3,066 of the unvested RSUs will vest on February 15, 2026.
(6)2,669 of the unvested RSUs vested on February 15, 2025; 2,670 of the unvested RSUs will vest on February 15, 2026; and 2,670 of the unvested RSUs will vest on February 15, 2027.
(7)2,678 of the unvested RSUs vested on February 15, 2025; 2,678 of the unvested RSUs will vest on February 15, 2026.
(8)2,332 of the unvested RSUs vested on February 15, 2025; 2,332 of the unvested RSUs will vest on February 15, 2026; and 2,332 of the unvested RSUs will vest on February 15, 2027.
(9)533 of the unvested RSUs vested on February 15, 2025; 533 of the unvested RSUs will vest on February 15, 2026.
(10)460 of the unvested RSUs vested on February 15, 2025; 461 of the unvested RSUs will vest on February 15, 2026; and 461 of the unvested RSUs will vest on February 15, 2027.
(11)561 of the unvested RSUs vested on February 15, 2025; 562 of the unvested RSUs will vest on February 15, 2026.
(12)503 of the unvested RSUs vested on February 15, 2025; 504 of the unvested RSUs will vest on February 15, 2026; and 504 of the unvested RSUs will vest on February 15, 2027.

2024 Option Exercises and Stock Vested Table

The following table presents information concerning the vesting of RSUs during 2024 for each NEO of the Company:

	Stock Awards
Named Executive Officer	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Randall M. Chesler	22,365	861,053
Ron J. Copher	7,610	292,985
Don J. Chery	6,649	255,987
Ryan T. Screnar	1,491	57,404
Lee K. Groom	1,570	60,445

(1)Amounts disclosed in this column reflect the value realized upon vesting of the RSUs, as calculated based on the price of a Glacier share on the vesting date, multiplied by the number of shares underlying each award.

Director and Employee Plans

Nonqualified Deferred Compensation Plan

In December 1995, the Board adopted a nonqualified and non-funded deferred compensation plan (as amended and restated in 2008, the “Deferred Plan”) for directors and key employees. The Deferred Plan permits eligible directors and officers of the Company to defer certain income that would otherwise be taxable as earned and paid in the ordinary course. The Deferred Plan permits participants to elect cash-out distributions and to make new distribution elections on terms that conform to the restrictions set forth in Section 409A of the Internal Revenue Code.

The Deferred Plan permits a designated officer or key employee to annually defer up to 50% of his or her salary, as well as up to 100% of any cash bonuses. A non-employee director may elect to have any portion of his or her director’s fees deferred into an account. The Deferred Plan also provides that beginning in 2005, the rate of return on deferred compensation accounts will equal 50% of the Company’s return on average equity (whether positive or negative) as of December 31 for such year. Amounts deferred under the Deferred Plan were credited with earnings equal to 3.00% in 2024.

Of the Company’s NEOs, only Mr. Chery participated in the Deferred Plan during 2024.

2024 Nonqualified Deferred Compensation Table

Named Executive Officer	Executive Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Balance at Last FYE
	($) (1)	($) (2)	($) (3)
Don J. Chery	169,157	21,859	771,750

(1)Amount deferred pursuant to the Deferred Plan, which is included in the Summary Compensation Table included above.
(2)$0 of the amount reported above was included in the Summary Compensation Table.
(3)The balance shown above above is fully vested and included in the Summary Compensation Table for 2024 or previous years except for the portion of earnings that was determined not to be above-market. Mr. Chery will receive payments from the Deferred Plan (including earnings on unpaid amounts) in five annual installments following the third anniversary of his retirement.

Supplemental Executive Retirement Plan

In December 1995, the Board adopted a nonqualified and non-funded SERP for executive officers. The SERP was amended and restated in 2008. The SERP is intended to supplement payments due to participants upon retirement under the Company’s qualified plans. Also, for years after 2004, the account balance for each participant is credited with a rate of return equal to 50% of the Company’s return on average equity (whether positive or negative) as of December 31 for such year. SERP account balances were credited with earnings equal to 3.00% in 2024.

In general, the SERP, together with separate agreements with participating executives, provides that Glacier will credit each participating executive’s account, on an annual basis, with an amount equal to employer contributions that otherwise would have been allocated to the executive’s account under the tax-qualified plans were it not for limits imposed by the Internal Revenue Code. Payments under the SERP are payable in a lump sum (with respect to Messrs. Copher, Chery, and Screnar) or in five annual installments (with respect to Messrs. Chesler and Groom). Amounts credited to the executive’s account will be paid on, or beginning on, the first day of the first month immediately following the month upon a payment trigger event, including (i) separation from service; (ii) attainment of age 65; (iii) any of the first five anniversary dates following his separation from service; or (iv) any of the first five anniversary dates following his attainment of age 65. In the event of a change in control, the amounts in the individual SERP accounts will be deposited into a trust, and the Company will continue to be obligated to provide for the benefits under the SERP. In the event the executive is terminated for cause (as defined in the SERP agreement), no benefits will be payable to the executive under the SERP, and all obligations of the Company with respect to the executive’s SERP will cease. Information regarding benefits payable under the SERP is included in the following table.

2024 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Randall M. Chesler	SERP	N/A	1,239,875	—
Ron J. Copher	SERP	N/A	603,653	—
Don J. Chery	SERP	N/A	412,443	—
Ryan T. Screnar	SERP	N/A	44,388	—
Lee K. Groom	SERP	N/A	54,444	—

(1)    There are no minimum service requirements under the SERP and amounts are fully vested.
(2)    Based on the amounts accrued through December 31, 2024, in the event the SERP is triggered, the NEO could receive a payment (including earnings on unpaid amounts) in the amount stated in the table (i) payable in five annual installments one year after separation of service for Mr. Chesler; (ii) payable in five annual installments at separation of service for Mr. Groom; (iii) in a lump-sum payment at separation of service for each of Messrs. Copher and Chery; and (iv) in a lump-sum payment at age 65 for Mr. Screnar.

Employment Arrangements and Potential Payments upon Termination or Change in Control

Below are summaries of certain arrangements between the NEOs and the Company or Glacier Bank. These summaries do not purport to include all of the provisions of the employment agreements with each NEO, and this description is qualified in its entirety by reference to the full employment agreements, which can be accessed through links in our exhibit index to our Form 10-K for the year ended December 31, 2024. The terms “Cause,” “Good Reason,” and “Change in Control” are defined in the respective employment agreements with each NEO. Mr. Chery retired February 7, 2025.

Employment Agreements

The employment agreements with Messrs. Chesler, Copher and Chery were entered into effective March 5, 2018, and were amended on February 19, 2020. The employment agreements with Messrs. Screnar and Groom were amended and restated effective as of February 20, 2025. The term of each employment agreement is two years, and, unless terminated in accordance with the terms of the employment agreement, will be automatically extended for an additional one-year term on each February 19 thereafter (a “Renewal Date”), unless either the Company or the officer gives notice of non-renewal at least 120 days prior to a Renewal Date. Accordingly, the term of each employment agreement currently extends to February 19, 2026, except for the employment agreement with Mr. Chery, who has retired.

Randall M. Chesler. Mr. Chesler’s employment agreement provides that, if his employment is terminated by the Company without Cause or by Mr. Chesler for Good Reason in the absence of a Change in Control, he will be entitled to receive an amount equal to the greater of (i) the amount of base salary payable during the remaining term and (ii) the amount he would be entitled to receive under Glacier Bank’s Severance Plan for Employees, in each case payable in equal monthly installments over a period of three years. The current terms of Glacier’s Severance Plan provide that employees covered by other arrangements, such as employment agreements, are not covered by or eligible for benefits under the Severance Plan.

If Mr. Chesler’s employment is terminated by the Company or its successor without Cause either following the announcement of a Change in Control that subsequently occurs within two years following the Change in Control, or if Mr. Chesler terminates his employment for Good Reason within two years of a Change in Control, the agreement provides that Mr. Chesler will be entitled to receive a total amount equal to 2.99 times the compensation received by Mr. Chesler from the Company for the most recent calendar year, payable in 36 equal monthly installments. The payments to be received by Mr. Chesler will be reduced by any cash compensation that he receives from the Company or its successor following the Change in Control or after his termination of employment. Also, to the extent that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code, either the payments will be reduced to the largest amount that will result in no portion of those payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or, if it would result in a better after-tax result, the payments will be made and Mr. Chesler will be responsible for paying the excise tax.

In addition, the agreement prohibits Mr. Chesler from competing with the Company or its subsidiaries during the term of the agreement and for a three-year period following his termination of employment. Severance payments are subject to Mr. Chesler’s execution of a release of claims against the Company arising out of his employment or termination.

Ron J. Copher. Except as described below, the terms of Mr. Copher’s employment agreement are substantially the same as those for Mr. Chesler.

If Mr. Copher’s employment agreement is terminated by the Company without Cause or by Mr. Copher for Good Reason in the absence of a Change in Control, he will be entitled to receive an amount equal to the amount of the base salary payable during the remaining term in 24 equal monthly installments; provided that the payments will be accelerated as necessary to be paid in full by the end of the second calendar year after the calendar year in which the termination of his employment occurs.
If Mr. Copher’s employment is terminated by the Company or its successor without Cause either following the announcement of a Change in Control that subsequently occurs within two years or following the Change in Control, or if Mr. Copher terminates his employment for Good Reason within two years following a Change in Control, Mr. Copher will be entitled to receive a total amount equal to two times the compensation he received for the most recent calendar year, payable in 24 equal monthly installments, subject to the same reductions as are applicable to Mr. Chesler.

In addition, the agreement prohibits Mr. Copher from competing with the Company or its subsidiaries during the term of the agreement and for a two-year period following his termination of employment.

Don J. Chery. The material terms of Mr. Chery’s employment agreement were the same as those for Mr. Copher.

Ryan T. Screnar. Except as described below, the material terms of Mr. Screnar’s employment agreement, as amended, are the same as those for Mr. Chesler.

If Mr. Screnar's employment is terminated by the Company or its successor without Cause either following the announcement of a Change in Control that subsequently occurs within two years or following a Change in Control, Mr. Screnar will be entitled to receive a total amount equal to two times the sum of (a) Mr. Screnar's annualized base salary at the time of the termination and (b) the greater of (i) the full amount of the cash bonus earned by Mr. Screnar in the prior calendar year or (ii) the full amount of the target cash bonus that would be paid or payable to Mr. Screnar in the year in which the termination occurs, payable in 24 equal monthly installments, subject to the same reductions as are applicable to Mr. Chesler.

In addition, the agreement prohibits Mr. Screnar from competing with the Company or its subsidiaries during the term of the agreement and for a one-year period following his termination of employment.

Lee K. Groom. The material terms of Mr. Groom’s employment agreement, as amended, are the same as those for Mr. Screnar.

Potential Payments upon Termination or Change in Control

The table below shows the maximum amounts that could have been paid to each NEO in 2024 under his respective agreement. Payments provided for death, disability and retirement are available to all eligible employees of the Company in accordance with the respective plans. The following information is based on the executive’s compensation at December 31, 2024 and assumes the triggering event occurred on December 31,

2024. Information regarding benefits payable to the NEOs under the Company’s Deferred Plan and SERP is included above in the section entitled “Director and Employee Plans.”

Randall M. Chesler	Termination by Company for Cause or by Executive without Good Reason ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Death ($)	Disability ($)	Change-In-Control Termination ($) (1)		Retirement ($)
Cash Severance	—	1,115,384	—	—	7,554,759	(2)	—
401(k) Plan	13,800	13,800	13,800	13,800	13,800		13,800
Accrued Vacation (3)	90,516	90,516	90,516	90,516	90,516		90,516
STIP (4)	—	1,419,565	1,419,565	1,419,565	1,419,565		1,419,565
LTIP (RSU Accelerated Vesting) (5)	—	—	2,578,489	2,578,489	2,578,489		—
TOTAL	104,316	2,639,264	4,102,370	4,102,370	11,657,129		1,523,881

(1)Represents cash payments in the event of termination (i) by the Company without Cause within two years of a Change in Control; (ii) by the Company without Cause before a Change in Control and within six months of termination if a Change in Control occurs; or (iii) if Mr. Chesler terminates his employment with Good Reason within two years of a Change in Control. The amount shown does not reflect any adjustment that would be made in the event that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code.
(2)Beginning within 30 days after a qualifying termination following a Change in Control; payable in 36 substantially equal monthly payments.
(3)Based on accrued hours times hourly pay rate.
(4)Includes 100% of the current year bonus (2024), 50% of the prior year bonus (2023), and 25% of the preceding year bonus (2022).
(5)Pursuant to the Award Agreement and related LTIP program document, the 2015 Equity Plan, and the "Rule of 80" (under which unvested RSUs become eligible for vesting when combined age and years of service add up to 80), Mr. Chesler’s unvested RSUs would vest immediately upon his death, disability, retirement, or qualifying termination with or without a Change in Control as shown in the table.

Ron J. Copher	Termination by Company for Cause or by Executive without Good Reason ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Death ($)	Disability ($)	Change-In-Control Termination ($) (1)		Retirement ($)
Cash Severance	—	558,260	—	—	2,013,298	(2)	—
401(k) Plan	13,800	13,800	13,800	13,800	13,800		13,800
Accrued Vacation (3)	67,550	67,550	67,550	67,550	67,550		67,550
STIP (4)	—	497,277	497,277	497,277	497,277		497,277
LTIP (RSU Accelerated Vesting) (5)	—	871,125	871,125	871,125	871,125		871,125
TOTAL	81,350	2,008,013	1,449,753	1,449,753	3,463,051		1,449,753

(1)Represents cash payments in the event of termination (i) by the Company without Cause within two years of a Change in Control; (ii) by the Company without Cause before a Change in Control and within six months of termination if a Change in Control occurs; or (iii) if Mr. Copher terminates his employment with Good Reason within two years of a Change in Control. The amount shown does not reflect any adjustment that would be made in the event that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code.
(2)Beginning within 30 days after a qualifying termination following Change in Control; payable in 24 substantially equal monthly payments.
(3)Based on accrued hours times hourly pay rate.
(4)Includes 100% of the current year bonus (2024), 50% of the prior year bonus (2023), and 25% of the preceding year bonus (2022).
(5)Pursuant to the Award Agreement and related LTIP program document, the 2015 Equity Plan, and the "Rule of 80", Mr. Copher’s unvested RSUs would vest immediately upon his death, disability, retirement, or qualifying termination with or without a Change in Control as shown in the table.

Don J. Chery	Termination by Company for Cause or by Executive without Good Reason ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Death ($)	Disability ($)	Change-In-Control Termination ($) (1)		Retirement ($)
Cash Severance	—	501,411	—	—	1,420,278	(2)	—
401(k) Plan	13,800	13,800	13,800	13,800	13,800		13,800
Accrued Vacation (3)	47,577	47,577	47,577	47,577	47,577		47,577
STIP (4)	—	442,655	442,655	442,655	442,655		442,655
LTIP (RSU Accelerated Vesting) (5)	—	760,938	760,938	760,938	760,938		760,938
TOTAL	61,377	1,766,381	1,264,970	1,264,970	2,685,248		1,264,970

(1)Represents cash payments in the event of termination (i) by the Company without Cause within two years of a Change in Control; (ii) by the Company without Cause before a Change in Control and within six months of termination if a Change in Control occurs; or (iii) if Mr. Chery terminates his employment with Good Reason within two years of a Change in Control. The amount shown does not reflect any adjustment that would be made in the event that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code. Mr. Chery was entitled to the retirement payments upon his retirement on February 7, 2025. The retirement payments provided to Mr. Chery under the plans are available to all eligible employees of the Company.
(2)Beginning within 30 days after a qualifying termination following Change in Control; payable in 24 substantially equal monthly payments.
(3)Based on accrued hours times hourly pay rate.
(4)Includes 100% of the current year bonus (2024), 50% of the prior year bonus (2023), and 25% of the preceding year bonus (2022).
(5)Pursuant to the Award Agreement and related LTIP program document, the 2015 Equity Plan, and the "Rule of 80", Mr. Chery’s unvested RSUs vested immediately upon his retirement.

Ryan T. Screnar	Termination by Company for Cause or by Executive without Good Reason ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Death ($)	Disability ($)	Change-In-Control Termination ($) (1)		Retirement ($)
Cash Severance	—	416,959	—	—	888,971	(2)	—
401(k) Plan	13,800	13,800	13,800	13,800	13,800		13,800
Accrued Vacation (3)	40,382	40,382	40,382	40,382	40,382		40,382
STIP (4)	—	177,339	177,339	177,339	177,339		177,339
LTIP (RSU Accelerated Vesting) (5)	—	—	155,480	155,480	155,480		155,480
TOTAL	54,182	648,480	387,001	387,001	1,275,972		387,001

(1)Represents cash payments in the event of termination (i) by the Company without Cause within two years of a Change in Control; (ii) by the Company without Cause before a Change in Control and within six months of termination if a Change in Control occurs; or (iii) Mr. Screnar terminates his employment with Good Reason within two years of a Change in Control. The amount shown does not reflect any adjustment that would be made in the event that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code. Under the terms of the amended and restated employment agreement with Mr. Screnar dated February 20, 2025, any future Change in Control payment will be calculated based on two times a base salary and bonus component, as described in greater detail under the heading "Employment Agreements and Potential Payments upon Termination or Change in Control." in this Proxy Statement.
(2)Beginning within 30 days after a qualifying termination following Change in Control; payable in 24 substantially equal monthly payments.
(3)Based on accrued hours times hourly pay rate.
(4)Includes 100% of the current year bonus (2024), 50% of the prior year bonus (2023), and 25% of the preceding year bonus (2022).
(5)Pursuant to the Award Agreement and related LTIP program document, the 2015 Equity Plan, and the "Rule of 80", Mr. Screnar’s unvested RSUs would vest immediately upon his death, disability, retirement, or qualifying termination with or without a Change in Control as shown in the table.

Lee K. Groom	Termination by Company for Cause or by Executive without Good Reason ($)	Termination by Company without Cause or by Executive for Good Reason ($)	Death ($)	Disability ($)	Change-In-Control Termination ($) (1)		Retirement ($)
Cash Severance	—	416,959	—	—	840,293	(2)	—
401(k) Plan	13,800	13,800	13,800	13,800	13,800		13,800
Accrued Vacation (3)	50,050	50,050	50,050	50,050	50,050		50,050
STIP (4)	—	181,160	181,160	181,160	181,160		181,160
LTIP (RSU Accelerated Vesting) (5)	—	—	167,200	167,200	167,200		167,200
TOTAL	63,850	661,969	412,210	412,210	1,252,503		412,210

(1)Represents cash payments in the event of termination (i) by the Company without Cause within two years of a Change in Control; (ii) by the Company without Cause before a Change in Control and within six months of termination if a Change in Control occurs; or (iii) Mr. Groom terminates his employment with Good Reason within two years of a Change in Control. The amount shown does not reflect any adjustment that would be made in the event that any payment or distribution of any type would constitute an “excess parachute payment” as defined in Section 280(G) of the Internal Revenue Code.  Under the terms of the amended and restated employment agreement with Mr. Groom dated February 20, 2025, any future Change in Control payment will be calculated based on two times a base salary and bonus component, as described in greater detail under the heading "Employment Agreements and Potential Payments upon Termination or Change in Control." in this Proxy Statement.
(2)Beginning within 30 days after a qualifying termination following Change in Control; payable in 24 substantially equal monthly payments.
(3)Based on accrued hours times hourly pay rate.
(4)Includes 100% of the current year bonus (2024), 50% of the prior year bonus (2023), and 25% of the preceding year bonus (2022).
(5)Pursuant to the Award Agreement and related LTIP program document, the 2015 Equity Plan, and the "Rule of 80", Mr. Groom’s unvested RSUs would vest immediately upon his death, disability, retirement, or qualifying termination with or without a Change in Control as shown in the table.

CEO Compensation Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information for 2024, which is our last completed fiscal year:

•The median of the annual total compensation of all Glacier employees (other than Mr. Chesler, our President and CEO), was $59,641; and

•The annual total compensation of Mr. Chesler was $2,932,968.

Based on this information, the ratio for 2024 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 49:1.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SEC rules allow us to identify our median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. We believe there have been no changes in our employee population or employee compensation arrangements that would result in a significant change to this pay ratio disclosure. Therefore, we are using the same median employee identified last year for this year’s disclosure.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•The median employee was identified for 2022 based on the employee population on December 31, 2022, which consisted of all full-time, part-time, temporary, and seasonal employees employed on that date.

•To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for the fiscal year 2022. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2022, but who did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•We identified our median employee using this compensation measure and methodology, which was consistently applied to all employees who were included in the calculation.

•Based on our decision to use the same median employee identified in 2022, we reviewed 2024 compensation for this median employee, which was calculated by adding together all elements of this employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $59,641.

•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below.

					Value of Initial Fixed $100 Investment based on: [4]
Year	Summary Compensation Table Total for PEO [1] ($)	Compensation Actually Paid to PEO [1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs [1] ($)	Average Compensation Table Total for Non-PEO NEOs [1,2,3] ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	Return on Tangible Equity (excluding AOCI) [5]
2024	2,932,968	3,411,537	805,051	893,006	128.16	130.90	190	8.2%
2023	2,957,499	2,620,559	1,155,323	1,042,223	102.26	115.69	223	9.8%
2022	3,150,825	2,890,225	1,189,152	1,103,734	117.62	116.10	303	14.1%
2021	2,890,546	3,232,967	1,090,836	1,189,375	131.22	124.74	285	14.8%
2020	2,332,869	2,359,141	946,582	948,582	103.81	91.29	266	15.8%

(1) Randall M. Chesler, our CEO, was our PEO for each year presented and Ron J. Copher and Don J. Chery comprise our Non-PEO NEOs for 2020-2023. Ron J. Copher, Don J. Chery, Ryan T. Screnar and Lee K. Groom comprise our Non-PEO NEOs in 2024. The Compensation and Human Capital Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown.
(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the increase in the actuarial present value of accumulated benefit under Glacier’s SERP amounts, which is described as a Change in Pension Value reported in the Summary Compensation Table in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. Amounts in the Inclusion of Pension Service Cost are based on the annual amount contributed by the Company for services rendered during the listed year.

	2024
Summary Compensation Table Total	PEO ($)	Non-PEO NEOs Average ($)
Summary Compensation Table Total	2,932,968	805,051
Exclusion of Change in Pension Value	(124,731)	(21,677)
Exclusion of Stock Awards	(981,635)	(172,269)
Inclusion of Pension Service Cost	91,276	13,965
Inclusion of Equity Values	1,493,659	267,936
Compensation Actually Paid	3,411,537	893,006

The amounts in the Inclusion of Equity Values in the tables before are derived from the amounts set forth in the following tables.

	2024
Equity Values Table Total	PEO ($)	Non-PEO NEOs Average ($)
Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	1,314,115	230,616
Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	242,613	49,531
Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	—	—
Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	(63,069)	(12,211)
Fair Value at Last day of Prior Year of Equity Awards Forfeited During Year	—	—
Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Included	—	—
Total - Inclusion of Equity Values	1,493,659	267,936

(4) The Peer Group TSR set forth in this table uses the KBW Nasdaq Regional Banking Index (“KBW Regional Banking Index”), which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the KBW Regional Banking Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5) We determined ROTE (excluding AOCI) to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024, as further described in the "Profit Sharing and 401(k) Plan" section of the Compensation Discussion and Analysis in this Proxy Statement, 2024 Return on Tangible Equity excluding AOCI.

Relationship Between PEO and Other NEO Compensation Actually Paid and Company and Peer Group Total Shareholder Return ("TSR")

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years, and the KBW Regional Banking Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR

Compensation Actually Paid ($ Millions)
4
4
3
3
2
2
1
1
0
TSR (FYE 2019 Indexed to $100)
$140
$120
$100
$80
$60
$40
$20
$0
100.00
103.81
91.29
131.22
124.74
117.62
116.1
115.69
102.26
130.90
128.16
2.4
0.9
3.2
1.2
2.9
1.1
2.6
1.0
3.4
0.9
2019
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Glacier Bancorp, Inc. TSR
KBW Regional Banking Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
0
1
1
2
2
3
3
4
4
0
50
100
150
200
250
300
350
266
285
303
223
190
2.4
0.9
3.2
1.2
2.9
1.1
2.6
1.0
3.4
0.9
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Glacier Bancorp, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company-Selected Measure

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Return on Tangible Equity during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Return on Tangible Equity (excluding AOCI)
Compensation Actually Paid ($ Millions)
4
4
3
3
2
2
1
1
0
Return on Tangible Equity
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.8%
14.8%
14.1%
9.8%
8.2%
2.4
0.9
3.2
1.2
2.9
1.1
2.6
1.0
3.4
0.9
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Return on Tangible Equity

Tabular List of Most Important Financial and Non Financial Performance Measures

The following list presents the financial and non financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2024 to Company performance. The measures in this list are not ranked.

•Return on Tangible Equity (excluding AOCI)
•Diluted Earnings per Share
•Relative Total Shareholder Return (to the Compensation Peer Group)
•Non-performing Assets / Total Subsidiary Assets
•Net Demand Deposit Account Growth (# of accounts)
•Efficiency Ratio
•Net Interest Margin

Equity Compensation Plan Information
Equity Award Plans

    At the 2015 annual meeting, Glacier’s shareholders approved the 2015 Equity Plan, which provides for awards of stock-based incentive compensation to eligible employees, consultants, and directors of the Company or its affiliates. Shares of Glacier common stock are issuable under the 2015 Equity Plan in the form of stock options, share appreciation rights, restricted shares, RSUs, unrestricted shares, and performance awards.

The 2015 Equity Plan is effective for ten years and limits the grant of equity awards to any one eligible person to a maximum of 50,000 shares in a calendar year. The maximum number of shares subject to all awards to any non-employee director in a calendar year is 5,500. The aggregate number of shares authorized for issuance under the 2015 Equity Plan is 2,500,000, of which 898,927 have been issued and 1,311,565 remained available for issuance as of December 31, 2024.

The table below provides information as of December 31, 2024 regarding our equity compensation plans, including the 2015 Equity Plan and the plans acquired in acquisitions.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	289,508(1)	– (2)	1,311,565
Equity compensation plans not approved by security holders (3)	–	–	—

(1)Represents shares subject to RSUs issued under the 2015 Equity Plan.
(2)RSUs do not have an exercise price.
(3)An aggregate of 2,365 shares are issuable upon exercise of options assumed in connection with the acquisition of Heritage Bancorp of Nevada in July 2019. The weighted-average exercise price of the assumed options is $21.35 per share, and the weighted average remaining terms of these options was 2.8 years. No shares are available for future grants under the acquired plan.

PROPOSAL NO. 2

APPROVAL OF 2025 STOCK INCENTIVE PLAN

The Board adopted the Glacier Bancorp, Inc. 2025 Stock Incentive Plan (the "2025 Equity Plan") on January 28, 2025. The 2025 Equity Plan is subject to shareholder approval at this Annual Meeting. If approved, the 2025 Equity Plan will serve as successor to the Company’s expired 2015 Equity Plan (the "2015 Plan"). Below is a summary of the principal provisions of the 2025 Equity Plan and its operation. A copy of the 2025 Equity Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2025 Equity Plan is qualified in its entirety by reference to Appendix A.

Purposes and Effects of the 2025 Equity Plan

The Company has historically maintained a stock incentive plan for the benefit of our employees and directors. The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of our common stock by employees and directors, and to promote our success by providing both rewards for exceptional service and long-term incentives for future contributions to the Company.

The Board has adopted the 2025 Equity Plan as the vehicle for making future awards of stock-based incentive compensation to eligible employees, directors and consultants of the Company and its affiliates.

As noted above, the 2025 Equity Plan will serve as successor to the expired 2015 Plan. The 2015 Plan initially authorized the issuance of 2,500,000 shares. The 2015 Plan expired on March 13, 2025, and at the date of its expiration there remained 1,156,543 shares available for grant under the 2015 Plan. If the 2025 Equity Plan is approved, any remaining restricted stock unit awards under the 2015 Plan will remain outstanding until exercised or expired and will be governed by the terms of the applicable plan. However, no additional awards will be granted under the 2015 Plan since it has expired and the shares remaining available for issuance under the 2015 Plan will be forfeited and not be available for future issuances (other than to satisfy outstanding awards under the 2015 Plan), not rolled to the 2025 Equity Plan, and the 2025 Equity Plan will be used thereafter. At March 13, 2025, outstanding awards totaled 311,763 shares and were comprised of 309,398 RSUs under the 2015 Plan and 2,365 options. The options were assumed in connection with the acquisition of Heritage Bancorp of Nevada in July 2019 and the weighted-average exercise price and the weighted average remaining term of the outstanding options were $21.35 per share and 2.6 years, respectively, as of March 13, 2025.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of Company common stock present in person or by proxy at the Annual Meeting and voting on this proposal is required for approval of this proposal.

The Board unanimously recommends a vote FOR the approval of the 2025 Equity Plan.

Summary of the 2025 Equity Plan

Administration. The 2025 Equity Plan will be administered by the Compensation and Human Capital Committee (the “Committee”), although the Board may act in lieu of the Committee on any matter.

Eligibility. Directors, employees and consultants of the Company and its affiliates may be granted awards, although only employees may receive stock options classified as “incentive stock options.” As of the Record Date, 9 non-employee directors, 4 executive officers, 397 other employees, and no consultants of the Company are eligible to participate in the 2025 Equity Plan.

Stock Available for Issuance Under the 2025 Equity Plan. A maximum of 1,600,000 shares of common stock may be made the subject of awards under the 2025 Equity Plan, subject to adjustment in the event of certain changes in the capitalization of the Company. The maximum total value of all awards that may be granted to any non-employee director in a calendar year is $500,000. The closing price of our common stock as reported on the New York Stock Exchange as of the Record Date was $48.21 per share.

The 1,600,000 shares that will be authorized for issuance under the 2025 Equity Plan represent approximately 1.4% of outstanding shares as of the Record Date.

Repricing or Repurchase of Options and Share Appreciation Rights. Without the prior approval of the Company’s shareholders, outstanding options and share appreciation rights may not be repriced, replaced with any other awards, regranted through cancellation or regranted by lowering the exercise price of a previously granted option or share appreciation right, nor will any outstanding underwater options or share appreciation rights be purchased for cash.

Description of Awards Under the 2025 Equity Plan. The Committee may award to eligible participants incentive stock options (“ISOs”), non-qualified stock options (“non-ISOs”), restricted shares, unrestricted shares, restricted share units, and share appreciation rights (“SARs”). Under the 2025 Plan, the grant of any of these types of awards is referred to as an “Award.” The forms of such Awards are summarized below.

Options. Options granted under the 2025 Equity Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs, but ISO treatment is not available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

SARs. A SAR generally permit the holder to receive, upon exercise, shares or cash equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised over (ii) the exercise price of the SAR for such shares.

Exercise Price for Options and SARs. The per-share exercise price under each option or SAR granted will be established by the Committee at the time the Award is granted. However, the per-share exercise price for SARs, ISOs (for participants who own no more than 10% of our shares on the grant date), and non-ISOs may not be less than 100% of the fair market value (generally, the current price reflected in trading on the New York Stock Exchange, which is our principal trading market) of a share of common stock on the date the Award is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the Award for participants who own more than 10% of our shares on the grant date.

Exercise of Options and SARs. Each option granted pursuant to the 2025 Equity Plan will be for a term determined by the Committee; however, no option will be exercisable more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of our outstanding shares). To the extent exercisable in accordance with the Award agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.

Subject to the terms of the Award agreement evidencing an option grant, the option may be exercised during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without Cause (as defined in the 2025 Equity Plan), but in no case later than the termination date of the option. Forfeiture occurs on termination for Cause. The Award agreement may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.

The Award agreement evidencing a grant of SARs may specify the terms and conditions on which a SAR may remain exercisable after the participant’s termination of service. If the Award agreement does not so specify, the rules described above with respect to options will apply. The Award agreement evidencing a grant of SARs may specify that the SAR will be settled in cash, in shares of the Company’s stock, or in a combination of cash and shares. Unless the Award agreement provides otherwise, all SARs will be settled in cash.

Restricted Shares, Restricted Share Units and Unrestricted Shares. Under the 2025 Equity Plan, the Committee may grant (i) restricted shares that are forfeitable until certain vesting requirements are met; (ii) restricted share units which represent the right to receive shares after certain vesting requirements are met; and (iii) unrestricted shares as to which the participant’s interest is immediately vested. For restricted Awards, the 2025 Equity Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such Awards become vested.

Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s shareholders received between the date of the grant of the Award and the issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. However, no cash or stock dividend will be payable to the participant with respect to any restricted shares, or shares underlying restricted share units, unless and until such restricted shares and/or shares underlying restricted share units have vested in accordance with the terms and conditions of the 2025 Equity Plan and the applicable Award agreement. Cash dividends may accrue interest, in the discretion of the Committee, from their payment date to the Company’s shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards. The 2025 Equity Plan authorizes the Committee to grant performance-based Awards that may be paid in shares of Company stock, restricted shares, restricted share units, stock appreciation rights, or options (each, a "Performance Award"). In the Award agreement evidencing a Performance Award, the Committee will establish the performance criteria, performance period, and conditions of forfeiture, as applicable. The Award agreement may provide for partial achievement of performance criteria, which will result in a reduced payment or partial vesting.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts.

Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the 2025 Equity Plan but as to which no Awards have yet been granted or that have been returned to the 2025 Equity Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the 2025 Equity Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the 2025 Equity Plan.

In the event of a Change in Control (as defined in the 2025 Equity Plan), the 2025 Equity Plan generally provides that, for any Awards not assumed by a successor entity or otherwise equitably converted or substituted in connection with the Change in Control, (a) Awards that may be exercised shall become fully exercisable, (b) all time-based vesting restrictions shall lapse, (c) the performance criteria for Performance Awards shall be deemed fully satisfied (unless the Award agreement provides otherwise), and (c) restricted share units will be settled as soon as administratively possible following the Change in Control.

Term of the 2025 Equity Plan; Amendments or Termination. The Board has the power to terminate, amend, alter, suspend, or discontinue the 2025 Equity Plan at any time. If the Board does not take action to earlier terminate the 2025 Equity Plan, it will terminate on the tenth anniversary of the date it is approved by the Company’s shareholders. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the 2025 Equity Plan may materially and adversely affect previously granted Awards without the written consent of the holder of any such Award unless the change relates to an adjustment pursuant to certain transactions that change the Company’s capitalization.

Expected Federal Income Tax Consequences

The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the 2025 Equity Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards. For participants, the expected U.S. tax consequences of Awards are as follows:

Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

Restricted Shares, Restricted Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, or performance Awards, unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of a restricted share Award, a participant must recognize taxable compensation income equal to the fair market value of the restricted shares when they vest or the restrictions otherwise lapse. Any cash or the fair market value of unrestricted shares that the participant receives in connection with restricted share units, unrestricted shares, or performance Awards will be treated as compensation income upon receipt of such cash or shares.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out, or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction.

Awards Allocated Under the 2025 Equity Plan

The following table shows, as of February 26, 2025 the dollar value and number of Awards allocated under the 2025 Equity Plan to (a) the CEO; (b) all current executive officers as a group; (c) all current directors who are not executive officers as a group; and (d) all employees, including all current officers who are not executive officers, as a group.

Position	Dollar Value	Number of Awards
CEO	$0	0
Executive Group	$0	0
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$280,000 (1)	(1)

(1)Represents the grant date value of RSUs expected to be issued to certain new employees following the closing of the Company’s acquisition of Bank of Idaho Holding Co., with the number of shares to be determined based on the per-share price of the Company’s common stock on the grant date.

PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Our shareholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. At the 2023 annual meeting, as recommended by the Board, shareholders voted on an advisory (non-binding) basis to hold such an advisory (non-binding) vote, also known as the Say-on-Pay vote, annually.

Accordingly, we are providing you the opportunity as a shareholder to endorse or not endorse our executive compensation programs through an advisory vote for or against the following non-binding resolution:

“RESOLVED, that the Company’s shareholders APPROVE, on an advisory (non-binding) basis, the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K and including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the proxy statement.”

We invite you to consider the details of our executive compensation programs provided under the section entitled “Compensation Discussion and Analysis” in this Proxy Statement. That section provides you with information about the structure of our executive compensation program and the objectives that our compensation program is intended to achieve.

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation and Human Capital Committee values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements.

The proposal to approve the advisory (non-binding) vote on executive compensation requires the affirmative vote FOR of a majority of the shares present and voting on this matter.

The Board unanimously recommends a vote FOR approval of the compensation of Glacier’s NEOs as described in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative discussion in this Proxy Statement.

AUDITORS

Fees Paid to Independent Registered Public Accounting Firm

        Forvis Mazars, LLP was selected to serve as the Company’s independent public accountants for the 2024 fiscal year, and the shareholders of the Company ratified the selection at the annual meeting of shareholders in April 2024. The Audit Committee has selected Forvis Mazars, LLP to serve as the Company’s independent public accountants for the 2025 fiscal year, and the shareholders of the Company are being asked to ratify the selection at the 2025 Annual Meeting.

    The following table sets forth the aggregate fees charged to Glacier by Forvis Mazars, LLP for audit services rendered in connection with the audited consolidated financial statements and reports for the 2024 and 2023 fiscal years.

Fee Category	Fiscal 2024 ($)	% of Total	Fiscal 2023 ($)	% of Total
Audit Fees	1,528,000	95.9%	1,083,012	99.5%
Audit-Related Fees	65,000	4.1%	5,500	0.5%
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total Fees	1,593,000	100.0%	1,088,512	100.0%

    Audit Fees. Consists of fees billed to Glacier for professional services rendered by Forvis Mazars, LLP in connection with the audits of the Company’s financial statements, the effectiveness of internal controls over financial accounting, the reviews of financial statements included in Glacier’s Forms 10-Q and 10-K and other documents filed with the SEC, and the services to Glacier in connection with statutory or regulatory filings or engagements.

    Audit-Related Fees. Consists of fees billed to Glacier for technical accounting research and consultation relating to the adoption and implementation of new and revised financial accounting reporting standards.

    Tax Fees. There were no fees incurred for tax services for the fiscal years ended December 31, 2024 and 2023.

    All Other Fees. There were no fees for services not included above for the fiscal years ended December 31, 2024 and 2023.

In considering the nature of the services provided by Forvis Mazars, LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Forvis Mazars, LLP and Company management to determine that the services are permitted under the rules and regulations concerning auditor independence promulgated by (i) the SEC to implement the Sarbanes-Oxley Act of 2002 and (ii) the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

    The services performed by Forvis Mazars, LLP in 2024 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, “Disclosure Categories”) that Forvis Mazars, LLP may perform. The policy requires that, prior to the beginning of each fiscal year, a description of the services (“Service List”) expected to be performed by Forvis Mazars, LLP in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval. Services provided by Forvis Mazars, LLP during 2024 that were included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee.

    Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval, and services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.

However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair of the Audit Committee must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

    In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Reviewing a range of fees for a service facilitates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from Forvis Mazars, LLP when time is of the essence.

    The Audit Committee periodically reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

REPORT OF AUDIT COMMITTEE

    The Audit Committee of Glacier’s Board of Directors makes the following report which, notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.

The Board has determined that the current members of the Audit Committee meet the independence requirements as defined under the NYSE listing standards and that each of David C. Boyles and Craig A. Langel qualifies as an “audit committee financial expert” as defined by SEC rules.

Management has the primary responsibility for the financial statements and the reporting process of the Company, including the systems of internal controls. The Audit Committee is responsible for overseeing Glacier’s financial reporting processes on behalf of the Board.

The Audit Committee has met and held discussions with management and Glacier’s independent auditors. Management represented to the Audit Committee that Glacier’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee also received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and discussed with the independent auditors the independent auditors’ independence.

Based on the Audit Committee’s review of the audited consolidated financial statements and the various discussions with management and the independent auditors noted above, the Audit Committee recommended that the Board include the audited consolidated financial statements in Glacier’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.

Audit Committee Members

♦ David C. Boyles (Chair) ♦ Robert A. Cashell, Jr. ♦ Sherry L. Cladouhos ♦
♦ Jesus T. Espinoza ♦ Annie M. Goodwin ♦ Kristen L. Heck ♦ Michael B. Hormaechea ♦
♦ Craig A. Langel ♦ Douglas J. McBride ♦ Beth Noymer Levine ♦

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Forvis Mazars, LLP (formerly FORVIS, LLP) currently serves as our independent registered public accounting firm and conducted the audit of our financial statements for the fiscal years ended December 31, 2005 through December 31, 2024. The Audit Committee has appointed Forvis Mazars, LLP to serve as Glacier’s independent registered public accounting firm to conduct an audit of the financial statements for fiscal year 2025.

Appointment of Glacier’s independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, upon the recommendation of the Audit Committee, the Board has determined to submit the selection of auditors to our shareholders for ratification. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain Forvis Mazars, LLP and may retain Forvis Mazars, LLP or another firm without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Glacier’s and its shareholders’ best interests.

Representatives of Forvis Mazars, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

The Board unanimously recommends a vote FOR the ratification of the appointment of Forvis Mazars, LLP to serve as Glacier’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

OTHER BUSINESS

    The Board knows of no other matters to be brought before the shareholders at the Annual Meeting. If other matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

2026 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholder Proposals

    In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for next year’s annual meeting, the written proposal must be received by the Company no later than November 14, 2025 and should contain the information required under our Bylaws. Such proposals also need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Shareholder proposals to be presented at the 2026 annual meeting of shareholders, which are not to be included in the Company’s proxy materials, must also be received by the Company no later than November 14, 2025, in accordance with the Company’s Bylaws. A copy of our Bylaws may be obtained from the Corporate Secretary or from our SEC filings at www.sec.gov.

Director Nominations

    Glacier’s Bylaws provide for the nomination of director candidates by its shareholders. In order to nominate one or more persons for election as directors, you must give written notice of your intent to make such nomination(s) by personal delivery or by U.S. mail, postage prepaid, no later than November 14, 2025. In addition, the notice must meet all other requirements contained in our Bylaws. Such notice should be sent to the attention of the Corporate Secretary of the Company and should contain the information set forth in the Company’s Bylaws including (a) the name and address of each proposed nominee and the number of shares of Glacier stock held by such nominee; (b) the principal occupation of each proposed nominee; (c) a description of any arrangements or understandings between the nominee and the nominating shareholder pursuant to which the nomination is being made; (d) your name and address; (e) the number of shares of Glacier stock you own of record; and (f) a consent of the nominee agreeing to the nomination. The presiding officer of the annual meeting may disregard your nomination if it does not contain the above information or otherwise does not meet the requirements set forth in our Bylaws.

The Nominating/Governance Committee will consider candidates for director recommended by any of our shareholders and will evaluate such recommendations in accordance with its charter, our Bylaws and the regular nominee criteria described in the section entitled “Nominating/Corporate Governance Committee.” This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible shareholders wishing to recommend a candidate for nomination should follow the procedures set forth in our Bylaws, as described above. In connection with its evaluation of a director nominee, the Nominating/Governance Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The Nominating/Governance Committee has discretion to decide which individuals to recommend for nomination as directors. Shareholders should submit any recommendations for director nominees at our 2026 annual meeting to us by November 14, 2025 (120 days prior to the anniversary of mailing this proxy statement).

Copy of Bylaws Provisions

    You may contact Glacier’s Corporate Secretary for a copy of the relevant Bylaws provisions regarding the requirements for submitting shareholder proposals and nominating director candidates.

ANNUAL REPORT TO SHAREHOLDERS

    Any shareholder may obtain without charge a copy of our Annual Report and/or Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 2024, including financial statements. Written requests for the Annual Report and/or Form 10-K should be addressed to: Corporate Secretary, 49 Commons Loop, Kalispell, Montana 59901. The Annual Report and Form 10-K are also available at www.glacierbancorp.com under the “Quick Links.”

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

    In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders who share an address (unless we have received contrary instructions from one or more of the shareholders). We will deliver promptly, upon written request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a shareholder may submit a written request to Glacier’s Corporate Secretary at the address above. A shareholder may also request these materials by calling (406) 756-4200. Additionally, any shareholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above.

March 14, 2025	BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ron J. Copher
Ron J. Copher, Secretary

Appendix A
GLACIER BANCORP, INC.

2025 STOCK INCENTIVE PLAN
1.Establishment, Purpose, and Types of Awards
On January 29, 2025, the Board of the Company adopted, subject to the approval of the shareholders, this equity-based incentive compensation plan to be known as the “Glacier Bancorp, Inc., 2025 Stock Incentive Plan” (the “Plan”), in order to provide incentives and awards to Eligible Persons of the Company and its Affiliates.
The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:
Section 7    Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 8    Options
Section 9    Share Appreciation Rights (SARs)
Section 10    Performance Awards
The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, cash compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan, including but not limited to the Glacier Bancorp, Inc., 2015 Stock Incentive Plan and the Glacier Bancorp, Inc., 2005 Stock Incentive Plan (the “Prior Plans”). On or after the Effective Date, the Company shall not make additional awards under the Prior Plans.
2.Effective Date and Term.
This Plan shall become effective on the date it is approved by the Company’s shareholders (the “Effective Date”) in accordance with Applicable Law (as determined by the Committee in its discretion), and shall remain in effect, subject to the right of the Board to terminate the Plan pursuant to Section 16, until all Shares subject to the Plan have been purchased or acquired according to the provisions of the Plan. However, in no event may an Award be granted under the Plan on or after the 10th anniversary of the Effective Date of the Plan.
3.Defined Terms
Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.
4.Shares Subject to the Plan
Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,600,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired.
Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Shares shall not again be available under this Section 4 to be made subject to an Award in the case of Shares that are (a) used to satisfy a withholding obligation of a Participant; (b) tendered to the Company to pay the exercise price or consideration required to be paid with respect to an Award; (c) repurchased by the Company using the exercise proceeds of an Option; or (d) subject to a SAR, to the extent the SAR is exercised and Shares are delivered to the Participant. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for Awards of ISOs shall be 1,600,000.
5.Administration
(a)General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
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(b)Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee for any reason, and fill vacancies on the Committee however caused.
(c)Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:
(i) to determine Eligible Persons to whom Awards shall be granted from time to time, the type of Award to be granted, and the number of Shares, units, or SARs to be covered by each Award;
(ii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, Fair Market Value of any Shares, units, or SARs, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations, and whether Continuous Service has been met;
(iii) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;
(iv) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;
(v) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and
(vi) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
(d)Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
(e)No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.
(f)Cost of Plan. The costs and expenses of administering the Plan will be borne by the Company.
6.Eligibility; Award Limitations
(a)General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if
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such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an ISO fails to qualify as such at any time or if an Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Award or administration of such Award does not satisfy the requirements of Section 409A of the Code and the guidance and regulations issued thereunder.
(b)Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, the specific performance criteria. Each Award shall be evidenced by an Award Agreement signed by the Company and the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
(c)Limits on Awards to Non-Employee Directors. The maximum total value of all Awards granted to any non-Employee Director in a calendar year shall not exceed $500,000. The value of an Award shall be calculated using the fair market value of such Award on the Grant Date for financial reporting purposes.
(d)Replacement Awards. Subject to Applicable Law (including any associated shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and/or SARs, without the prior approval of the Company’s shareholders such Options and/or SARs will not be repriced, replaced with any other Awards, regranted through cancellation or regranted by lowering the exercise price of a previously granted Option or SAR, nor will any outstanding underwater Options or SARs be purchased for cash.
7.Restricted Shares, Restricted Share Units, and Unrestricted Shares
(a)Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares or an equivalent cash payment to be settled at a future date, including after certain vesting requirements are met (“Restricted Share Units”), to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive and any vesting conditions or other terms upon which the Shares subject to a Restricted Share Unit may become settled. The Committee may condition any Award of Restricted Shares to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
(b)Vesting and Forfeiture; Discretionary Acceleration of Vesting.
(i) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her unvested Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement. Unless otherwise required by Applicable Law, vesting of Restricted Shares and Restricted Share Units shall be tolled during any approved leave of a Participant.
(ii) Discretionary Acceleration. In addition to any mandatory accelerated vesting provisions contained in an Award Agreement, the Committee may, in its sole discretion, decide to accelerate the vesting of
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all or a portion of a Participant’s Restricted Share Award or Restricted Share Unit Award. A decision of the Committee to accelerate one Participant’s Award shall not bind the Committee to accelerate another Participant’s Award even if the two Participants are similarly situated. The decision of the Committee to accelerate an Award shall be documented in writing with notice provided to the Participant of the Committee’s decision.
(c)Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 7(e) below.
(d)Settlement of Restricted Shares and Restricted Share Units.
(i) Restricted Shares. On the vesting of a Participant’s Restricted Shares and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.
(ii) Restricted Share Units. Upon the settlement of an Award of Restricted Share Units, a Participant is entitled to receive payment in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Share Units at the time of settlement. Payment in settlement of Restricted Share Units will be made on the first regularly scheduled payroll date following vesting of such Restricted Share Units in cash, in installments, in Restricted Shares, or in Unrestricted Shares equal to the number of Restricted Share Units, or in any other manner or combination as the Award Agreement approved by the Committee, in its sole discretion, provides. A Participant shall be paid with respect to the Participant’s Restricted Share Units no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A of the Code, unless the Award Agreement includes terms that comply with Section 409A of the Code.
(e)Dividends Payable on Vesting. Whenever Shares are released to a Participant under Section 7(d) above or under Section 10 below pursuant to the vesting of Restricted Shares or upon the settlement of Restricted Share Units, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or Restricted Share Unit settled, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or Restricted Share Unit settled. No cash or stock dividend shall be payable to the Participant with respect to any Restricted Shares or Restricted Share Units unless and until such Restricted Shares or Restricted Share Units have vested or settled in accordance with the terms and conditions of this Plan and the applicable Award Agreement.
(f)Section 83(b) Elections. Unless the applicable Award Agreement provides otherwise, and subject to any procedures or limitations in the applicable Award Agreement, a Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares.
8.Option Awards
(a)Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. If no Option type is designated, the Option shall be treated as a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.
(b)ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 8(b) shall be automatically adjusted accordingly.
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(c)ISO Disqualifying Disposition. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an ISO within two years from the Grant Date of such ISO or within one year after the issuance of the Shares acquired upon exercise of such ISO (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of Shares.
(d)Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 8(i) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
(e)Exercise Price; Repricing.
(i) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110 percent of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100 percent of the Fair Market Value per Share on the Grant Date.
(ii) Repricing of Option. In addition to the limitations described in Section 6(d) regarding replacement Awards, the Committee may not take any action that would constitute a “repricing” under generally accepted accounting principles (GAAP) or for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the Shares of the Company are listed or quoted.
(f)Exercise of Option. The Committee shall, in its sole discretion, determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. Unless otherwise required by Applicable Law, vesting of Options shall be tolled during any approved leave of a Participant.
(g)Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
(h)Methods of Exercise. Pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional Shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased and Participant’s federal, state, or local tax withholding obligations with respect to the Shares. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:
(i) cash or check payable to the Company (in U.S. dollars);
(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such Shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;
(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or
(iv) any combination of the foregoing methods of payment.
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The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price and any tax withholdings are received by the Company.
(i)Dividends. No cash or stock dividend shall be payable to the Participant with respect to any Option, whether vested or unvested, that has not yet been exercised in accordance with the terms and conditions of this Plan and the applicable Award Agreement. With respect to each Share received due to a Participant exercising a vested portion of an Option, a Participant will have no right to any cash or stock dividend that is declared to the holders of Shares between the Grant Date and the date the Participant exercises his or her Option.
(j)Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:
(i) Termination Other Than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, Disability, or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination, but only to the extent the right to exercise the Option had vested at the date of Disability.
(iii) Death. In the event of the death of a Participant during the period of Continuous Service following the Grant Date of an Option, or within 30 days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.
(iv) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.
9.Share Appreciation Rights (SARs)
(a)Grants. The Committee may in its discretion grant SARs to any Eligible Person, and shall evidence any grants in an Award Agreement that is delivered to the Participant with such conditions as the Committee may in its discretion determine.
(b)Exercise Price. The per Share exercise price of a SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100 percent of the Fair Market Value of one Share on the Grant Date.
(c)Exercise of SARs. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which a SAR shall be exercisable, and shall set them forth in the Award Agreement. Unless otherwise required by Applicable Law, vesting of SARs shall be tolled during any approved leave of a Participant.
(d)Effect on Available Shares. SARs shall be settled as provided in Section 9(e) and shall be counted in full against the number of Shares available for award under the Plan, regardless of the number of Shares issued upon settlement of the SARs.
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(e)Payment. Upon exercise of a SAR related, the Participant will be entitled to receive payment of an amount determined by multiplying:
(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by
(ii) the number of Shares with respect to which the SAR has been exercised.
(f)Form and Terms of Payment. Subject to Applicable Law, the Committee may, in the Award Agreement, set forth how the SAR will settle the amount determined under Section 9(e), which may be solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Unless the applicable Award Agreement provides otherwise, all SARs shall be settled in cash.
(g)Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which a SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 8(j) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which a SAR shall terminate when there is a termination of a Participant’s Continuous Service.
(h)Dividends. No cash or stock dividend shall be payable to a Participant with respect to any SAR, whether vested or unvested, if such SAR has not been exercised in accordance with the terms and conditions of this Plan and the applicable Award Agreement. A Participant will have no right to any cash or stock dividend that is declared to the holders of Shares between the Grant Date and the date the Participant exercises his or her SAR.
10.Performance Awards. The Committee may in its discretion grant Performance Awards to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that the criteria determined by the Committee for such Award is achieved during the performance period specified in the Award Agreement using any applicable formula provided in the Award Agreement. The terms of an Award Agreement may provide that partial achievement of performance criteria may result in a reduced payment or partial vesting based upon the degree of achievement. As soon as practicable after the close of any performance period identified in an Award Agreement, the Committee shall review and certify in writing whether, and to what extent, the performance criteria have been achieved and, if so, determine and certify in writing the amount to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. Amounts earned in relation to a Performance Award shall be settled as soon as administratively practicable but in no event later than two-and-a-half months following the end of the calendar year during which the right to payment vested. In the event the value of a Performance Award is based solely on an increase in the value of the Shares after the Grant Date of such Award (such as an Option or SAR), a Participant will have no right to any cash or stock dividend that is declared to the holders of Shares between the Grant Date and the date such Participant’s Performance Award is paid. In the event a Participant’s Performance Award is payable in Restricted Shares or Restricted Share Units, the terms of Section 7(e) shall apply with respect to any cash or stock dividends declared to the holders of Shares between the Grant Date and the date Participant’s Performance Award is paid.
11.Taxes
(a)General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares or make any payment until such obligations are satisfied.
(b)Surrender of Shares. To the extent permitted or required by the Committee, a Participant may satisfy applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined on the date that the amount of tax to be withheld is to be determined under Applicable Law; provided that the amount withheld must be applied to the tax obligation generated by the underlying transaction.
(c)Code Section 409A. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered
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accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered "deferred compensation" under Code Section 409A, such Award Agreement will be interpreted to comply with Code Section 409A and/or the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 11(c) shall maintain, to the extent practicable, the original intent of the applicable provision without violating or invoking application of Code Section 409A, as applicable. A Participant's acceptance of any Award shall be deemed to constitute the Participant's acknowledgment of, and consent to, the rights of the Committee under this Section 11(c), without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute deferred compensation, if such discretionary authority would contravene Code Section 409A.
12.Non-Transferability of Awards
(a)General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.
(b)Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
13.Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
(a)Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration Shares of any class or securities convertible into Shares of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award. Any adjustment under this Section 13(a) shall be implemented in a way that complies with applicable requirements under Code Section 409A so that outstanding Awards do not, due to the adjustment, become Awards subject to Code Section 409A, and otherwise so that no adverse consequences under Code Section 409A result to Participants.
(b)Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
(c)Change in Control. In the event a Change in Control occurs, the terms and conditions of this Section 13(c) shall apply.
(i) Assumption or Substitution of Awards. An Award shall be considered to have been assumed by the surviving entity or otherwise equitably converted or substituted for purposes of this Section 13(c) if:
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(1)it has a value at least equal to the value of the original Award at the time of assumption, conversion or substitution;
(2)it relates to publicly traded equity securities of the surviving entity or another entity that is affiliated with the surviving entity or its successor following the Change in Control; and
(3)its other terms and conditions are not less favorable to the Participant than the terms and conditions of the original Award (including the provisions that would apply in the event of a subsequent Change in Control).
(ii) Awards Not Assumed or Substituted by Surviving Entity. With respect to Awards that are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control as provided in Section 13(c)(i) of this Plan:
(1)all of a Participant’s outstanding Awards that may be exercised shall become fully exercisable;
(2)all time-based vesting restrictions on outstanding Awards shall lapse, and
(3)For Performance Awards, the performance criteria listed in an Award Agreement shall be deemed to have been fully satisfied on the date of the Change in Control unless otherwise provided in the Award Agreement. In either case, the Performance Award shall be settled within sixty (60) days or as soon as administratively possible following the date of a Change in Control (unless a later date is required to comply with Code Section 409A).
(4)For Restricted Share Units, the Award shall be settled within sixty (60) days or as soon as administratively possible following the date of a Change in Control (unless a later date is required to comply with Code Section 409A).
(d)Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share (or other applicable terms of the Award) covered by each outstanding Award to reflect the effect of such distribution.
14.Time of Granting Awards.
The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.
15.Modification of Awards and Substitution of Options.
(a)Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised. Any modification, cancellation or substitution of an Option or a SAR shall be subject to the provisions of Section 6(d) above. No modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.
(b)Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the Shares subject to an Option immediately after the substitution over the
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aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.
16.Amendment and Termination of the Plan.
(a)Authority to Amend or Terminate. Subject to Applicable Law, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
(b)Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
17.Conditions Upon Issuance of Shares.
Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.
18.Reservation of Shares.
The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
19.Controlling Law.
All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Montana, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.
20.Laws and Regulations.
(a)U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, SARs, Restricted Shares, Restricted Share Units, Unrestricted Shares, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
(b)Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.
21.No Shareholder Rights.
Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or
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a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.
22.No Employment Rights.
The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.
23.Clawback and Recovery.
Any Award, amount, or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with the terms of the Company's clawback policy or any similar policy (the “Policy”) or applicable law. A Participant's receipt of an Award shall be deemed to constitute the Participant's acknowledgment of and consent to the Company's application, implementation and enforcement of (i) the Policy; and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant's express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law without further consideration or action.
24.Reduction for Excess Parachute Payments. If the settlement of any Award (including any payment received in connection with a Change in Control) will constitute a “parachute payment” within the meaning of Code Section 280G and will be subject to the excise tax imposed under Code Section 4999 (the “Excise Tax”), then prior settling such Award, a calculation shall be made comparing (i) the Award settlement payment made to the Participant after payment of the Excise Tax to (ii) the Award settlement payment to Participant if the Award settlement payment is limited to the extent necessary to avoid being subject to the Excise Tax. Only if the amount calculated under (i) above is less than the amount under (ii) above will the Award settlement payment be reduced to the minimum extent necessary to ensure that no portion of the Award settlement payment is subject to the Excise Tax.

11

Glacier Bancorp, Inc.
2025 Stock Incentive Plan
Appendix A: Definitions
As used in the Plan, the following definitions shall apply:
“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect Directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Applicable Law” means the legal requirements relating to the administration of options to purchase equity and share-based compensation plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
“Board” means the Board of Directors of the Company.
“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (a) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (b) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (c) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (d) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.
The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
“Change in Control” means a change “in the ownership or effective control” or “in the ownership of a substantial portion of the assets” of the Company, within the meaning of Treasury Reg. Section 1.409A-3(i)(5).
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 5 above. With respect to any decision relating to a Reporting Person, the

Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3. If no Committee is appointed, references to the Committee shall mean the Board.
“Company” means Glacier Bancorp, Inc., a Montana corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (a) sick leave; (b) military leave; (c) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (d) changes in status from Director to advisory director or emeritus status; or (e) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service. If an Award is subject to Code Section 409A, Continuous Service shall mean not having a Separation from Service.
“Director” means a member of the Board, or a member of the board of directors of an Affiliate.
“Disability” or “Disabled” means a condition under which a Participant:
(a)    is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or
(b)    is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering Employees of the Company.
“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, on any given day, the fair market value per Share determined as follows:
(a) If the Shares are traded on an established securities exchange, the closing sale price per Share as reported for such day by the principal exchange on which the Shares are traded (as determined by the Committee) or, if the Shares were not traded on such day, on the next preceding day on which the Shares were traded.
(b) If trading activity for Shares is reported on a market for trading over-the-counter securities that report to a U.S. regulator (“OTC market”), the mean between the bid price and asked price quotes for such day as reported on the OTC market or, if there are no such quotes for the Shares for such day, on the next preceding day for which bid and asked price quotes for the Shares were reported on the OTC market; or
(c) If there is no market for the Shares or if trading activities for the Shares are not reported in one of the manners described above, the Fair Market Value will be as determined by the Committee.
“Grant Date” has the meaning set forth in Section 14 of the Plan.
“Incentive Share Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
“Option” means any stock option granted pursuant to Section 8 of the Plan.
“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
“Performance Awards” mean Performance Awards granted pursuant to Section 10 of the Plan, which may be paid in Shares, Restricted Shares, Restricted Share Units, Unrestricted Shares, Share Appreciation Rights or Options as the Committee in its sole discretion shall determine.
“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
“Reporting Person” means an officer, Director, or greater than 10 percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
“Restricted Share” mean Shares subject to restrictions imposed pursuant to Section 7 of the Plan.
“Restricted Share Units” mean Awards granted pursuant to Section 7 of the Plan.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 9 of the Plan.
“Separation from Service” means the date of cessation of a Participant’s employment or service relationship with the Company or Affiliate determined in accordance with Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-1(h).
“Share” or “Shares” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.
“Ten Percent Holder” means a person who owns (or is deemed to own within the meaning of Code Section 424(d)) stock representing more than 10 percent of the combined voting power of all classes of stock of the Company or any Affiliate.
“Unrestricted Shares” mean Shares awarded pursuant to Section 7 of the Plan.

GLACIER BANCORP, INC.
ATTN: RON COPHER
49 COMMONS LOOP
KALISPELL, MT 59901

SCAN TO
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V64944-P26098 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLACIER BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect ten directors to serve on the board of directors until the 2026 annual meeting of shareholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David C. Boyles
02) Robert A. Cashell, Jr.
03) Randall M. Chesler
04) Jesus T. Espinoza
05) Annie M. Goodwin
06) Kristen L. Heck
07) Michael B. Hormaechea
08) Craig A. Langel
09) Douglas J. McBride
10) Beth Noymer Levine

The Board of Directors recommends you vote FOR proposals 2 through 4:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V64945-P26096

GLACIER BANCORP, INC.
Annual Meeting of Shareholders
April 30, 2025 at 9:00 AM Mountain Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Craig A. Langel, with full power to act alone and of substitution, as proxy to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of GLACIER BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Mountain Time on April 30, 2025 at The Hilton Garden Inn, 1840 Highway 93 South, Kalispell MT 59901.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxy designated above is authorized to vote on such other matters as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

Continued and to be signed on reverse side